UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Ditech Holding Corporation

(Name of Registrant as Specified In Its Charter)

(Successor Registrant to Walter Investment Management Corp.)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 27, 2018

Dear Stockholders:

You are cordially invited to join Ditech Holding Corporation’s Board of Directors (the “Board of Directors”) and senior leadership at the 2018 annual meeting of stockholders, which will be held at 9:00 a.m. local time on Thursday, June 7, 2018. The meeting will be held at the Holiday Inn Express, 432 Pennsylvania Ave., Fort Washington, Pennsylvania 19034. If you plan to attend in person, please bring proof of Ditech Holding Corporation stock ownership as of the record date set forth in the enclosed materials and government-issued photo identification, as these will be required for admission.

The attached notice of the 2018 annual meeting of stockholders and proxy statement provide important information about the annual meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the meeting and to submit your voting instructions by proxy. The Board of Directors recommends that preferred stockholders vote “FOR” each Class I director nominee named in Proposal No. 1 in the attached proxy statement. The Board of Directors recommends that all stockholders vote “FOR” each of Proposals No. 2 and 3.

You may submit your proxy either over the telephone or the Internet. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by marking, signing, dating and returning the proxy card or voting instruction form sent to you in the envelope accompanying the proxy materials.

We thank you for your support and look forward to seeing you at the annual meeting.

Sincerely,

Thomas F. Marano

Chief Executive Officer, President and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

Date:	June 7, 2018
Time:	9:00 am local time
Place:	Holiday Inn Express, 432 Pennsylvania Ave., Fort Washington, Pennsylvania 19034
Record Date:	April 9, 2018

ITEMS OF BUSINESS

1.	Election of the three Class I director nominees named in the attached proxy statement, whose terms will expire at the 2018 annual meeting of stockholders and when their respective successors are duly elected and qualify.

2.	Approval, in a non-binding vote, of the 2017 compensation of our named executive officers.

3.	Ratification, in a non-binding vote, of the appointment of Ernst & Young LLP as the independent auditor of Ditech Holding Corporation for 2018.

4.	Consideration of such other business as may properly come before the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”) and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that preferred stockholders vote “FOR” each Class I director nominee named in Proposal No. 1 in the attached proxy statement. The Board of Directors recommends all stockholders vote “FOR” each of Proposals No. 2 and 3. The full text of these proposals is set forth in the attached proxy statement.

HOW TO VOTE

Your vote is important. You are eligible to vote and receive notice of the meeting if you were a record holder of shares of preferred and/or common stock of the Company at the close of business on April 9, 2018, the record date. To make sure your shares are voted at the meeting, please authorize a proxy to vote your shares in one of the following ways, even if you plan to attend the meeting in person:

By Telephone	By Internet	By Mail

You can authorize a proxy to vote your shares by calling 1 (800) 690—6903 from the United States and Canada. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.	You can authorize a proxy to vote your shares by visiting www.proxyvote.com. You will need your 16-digit control number on your Notice of Internet Availability, proxy card or voting instruction form.	You can authorize a proxy to vote your shares by marking, signing and dating your proxy card or voting instruction form and returning it in the postage-paid envelope.

If you plan to attend the meeting in person, please follow the instructions under “What do I need to be admitted to the Annual Meeting?” on page 4 of the attached proxy statement.

By order of the Board of Directors

John J. Haas

General Counsel, Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2018:

The proxy statement and our Annual Report for the fiscal year ended December 31, 2017 are available at www.proxyvote.com.

EXECUTIVE SUMMARY

Overview of Recent Changes to our Board of Directors and Corporate Governance Structure

On February 9, 2018 (the “Effective Date”), Walter Investment Management Corp. emerged from bankruptcy proceedings under chapter 11 of title 11 of the United States Code (the “Chapter 11 Case”) and the Prepackaged Plan of Reorganization (the “Prepackaged Plan”) became effective pursuant to its terms. The company continued to operate throughout the Chapter 11 Case and upon emergence changed its name to Ditech Holding Corporation (the “Company” or “Ditech Holding”). From and after effectiveness of the Prepackaged Plan, the Company has continued, in its previous organizational form, to carry out its business. On the Effective Date, our previously outstanding debt and equity interests were canceled or exchanged for newly issued debt and equity securities, including our mandatorily convertible preferred stock, par value $0.01 per share (the “Preferred Stock”), and our common stock, par value $0.01 per share (the “Common Stock”). For more information see our Annual Report on Form 10-K for the year ended December 31, 2017 and our other filings with the Securities and Exchange Commission (the “SEC”).

As of the Effective Date, pursuant to our Articles of Amendment and Restatement (the “Articles”), our Board of Directors is classified and consists of nine directors. George M. Awad, Daniel G. Beltzman and Neal P. Goldman continued in their service as our directors and are designated as Class III directors. Thomas F. Marano, Thomas G. Miglis and Samuel T. Ramsey joined the Board of Directors as of the Effective Date and are designated as Class I directors, and David S. Ascher, John R. Brecker and Seth L. Bartlett joined the Board of Director as of the Effective Date and are designated as Class II directors. Our Class I and Class II directors were designated by the holders of our previously outstanding senior unsecured notes and appointed to the Board in accordance with the Prepackaged Plan and our Articles.

Pursuant to the Articles, so long as any Preferred Stock remains outstanding, from the Effective Date until February 9, 2020 (the “Initial Period”) only the holders of Preferred Stock, voting separately as a class, will be entitled to elect the Class I and Class II directors (the “Preferred Stock Directors”). The Preferred Stock Directors will be nominated by, and Preferred Stock Director vacancies will be filled by, the Preferred Stock Directors then in office. During the Initial Period, only the holders of Common Stock, voting separately as a class, will be entitled to elect the Class III directors (the “Common Stock Directors”). The Common Stock Directors will be nominated by, and Common Stock Director vacancies will be filled by, the Common Stock Directors then in office. The initial terms of the Class I directors will expire at this annual meeting in 2018, the Class II directors at our annual meeting in 2019 and the Class III directors at our annual meeting in 2020, with the directors elected at each such annual meeting to serve three-year terms.

Effective April 18, 2018, Thomas F. Marano, Chairman of the Board, commenced service as our Chief Executive Officer and President. Mr. Marano succeeds Jeffrey P. Baker who served as our interim Chief Executive Officer and President since February 20, 2018 when Anthony M. Renzi resigned as our Chief Executive Officer and President. Effective February 9, 2018, Gerald A. Lombardo succeeded Gary F. Tillett as our Chief Financial Officer. Effective April 23, 2018, Ritesh Chaturbedi commenced service as our Chief Operating Officer.

Summary of Proposals and Voting Rights

Voting Rights
Proposals	Common Stockholders	Preferred Stockholders

1. Election of Three Class I Directors

2. Advisory Vote on the Compensation of our Named Executive Officers for 2017

3. Ratification of Appointment of Ernst & Young LLP as Independent Auditor of the Company for 2018

2018 Proxy Statement	Ditech Holding Corporation	• 1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY DID I RECEIVE THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Ditech Holding Corporation (the “Board of Directors”) of proxies to be voted at the Company’s 2018 annual meeting of stockholders (the “Annual Meeting”). On or about April 27, 2018 we mailed each stockholder entitled to vote at the Annual Meeting either (1) a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying such stockholder how to vote and how to electronically access a copy of this proxy statement and our Annual Report for the fiscal year ended December 31, 2017 (referred to collectively as the “Proxy Materials”) or (2) a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

WHAT IS THE DATE, TIME AND LOCATION OF THE ANNUAL MEETING?

We will hold the Annual Meeting at 9:00 am local time on Thursday, June 7, 2018, at the Holiday Inn Express, 432 Pennsylvania Ave., Fort Washington, Pennsylvania 19034, subject to any adjournments or postponements.

WHO IS ENTITLED TO VOTE?

The Board of Directors has set April 9, 2018 as the record date for the Annual Meeting.

All stockholders of record of the Company’s Preferred Stock at the close of business on that date are stockholders of record for the purposes of the Annual Meeting and will be entitled to attend and vote for the election of directors at the meeting or to vote, regardless of attendance at the meeting, by submitting a completed proxy.

All stockholders of record of the Company’s Common Stock and Preferred Stock at the close of business on that date are stockholders of record for the purposes of the Annual Meeting and will be entitled to attend and vote on the proposals to approve the 2017 compensation of our named executive officers and ratification of the appointment of Ernst & Young as the Company’s independent auditor at the meeting or to vote, regardless of attendance at the meeting, by submitting a completed proxy.

As of the close of business on the record date, there were 98,265 shares of Preferred Stock outstanding and 4,451,980 shares of Common Stock outstanding. Beneficial owners at the close of business on the record date generally cannot vote their shares directly and instead must instruct their broker, bank or other nominee how to vote their shares.

WHAT ARE THE RESPECTIVE VOTING RIGHTS OF HOLDERS OF PREFERRED STOCK AND COMMON STOCK?

Each share of our Common Stock carries one vote. Each share of our Preferred Stock is convertible into 114.9750 shares of Common Stock at the election of the holder or upon the occurrence of certain other events. As provided in our Articles, in matters on which both the holders of Common Stock and Preferred Stock vote, the Preferred Stock votes on as as-converted basis and accordingly each share carries 114.9750 votes, with any fractional amount rounded down.

As described above, during the Initial Period, only the holders of Preferred Stock, voting separately as a class, will be entitled to elect Preferred Stock Directors, and only the holders of the Common Stock, voting separately as a class, will be entitled to elect the Common Stock Directors.

Following the Initial Period, all directors will be elected by holders of Common Stock and any other class or series of stock (including the Preferred Stock) entitled to vote thereon, and will be nominated by the Board or, in accordance with the Bylaws, by the stockholders.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with the Company’s transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the “stockholder of record.”

2018 Proxy Statement	Ditech Holding Corporation	• 2

If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” Your broker, bank or nominee is considered, with respect to those shares, the “stockholder of record.”

IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

Stockholders of record can vote any 1 of 4 ways:

◾	By Telephone: Call 1 (800) 690-6903 from the United States to authorize a proxy to vote your shares. You will need to use the 16-digit control number you were provided on your proxy card or Notice of Internet Availability, and follow the instructions given by the voice prompts.

◾	Via the Internet: Visit www.proxyvote.com to authorize a proxy to vote your shares. You will need to use the 16-digit control number you were provided on your proxy card or Notice of Internet Availability, and follow the instructions on the website.

◾	By Mail: If you received a paper copy of the Proxy Materials and a proxy card in the mail, mark, sign, date and return your proxy card in the enclosed postage-paid envelope to authorize a proxy to vote your shares. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors as described in this proxy statement. If any matters other than the proposals contained in this proxy statement are properly brought up at the Annual Meeting, including adjournment of the meeting and any other matters incident to the conduct of the meeting, then the named proxies will have the authority to vote your shares on those matters in accordance with their discretion. The Board of Directors currently does not know of any matters to be raised at the Annual Meeting other than the proposals contained in this proxy statement. If you authorize a proxy to vote your shares via the Internet or by telephone, you will authorize the named proxies in the same manner as if you signed, dated and returned a proxy card by mail.

◾	In Person: Attend the Annual Meeting in Pennsylvania, or send a personal representative with an appropriate proxy, to vote at the meeting. For information about how to attend the Annual Meeting, please see “What do I need to be admitted to the Annual Meeting?” below.

IF I AM A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME, HOW DO I VOTE?

If your shares are held beneficially in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares, and bring it with you to the meeting.

WHAT ARE THE DEADLINES TO SUBMIT MY VOTE?

The deadlines to authorize a proxy to vote your shares at the Annual Meeting are set forth below.

Telephone	Internet	Mail

Call 1 (800) 690—6903	Visit www.proxyvote.com	Mail your proxy card

Proxies submitted by phone must be received by 11:59 pm EDT on June 6, 2018.	Proxies submitted by Internet must be received by 11:59 pm EDT on June 6, 2018.	Proxies submitted by mail must be received by 8:00 am EDT on June 7, 2018.

WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

If you are a stockholder of record and previously authorized a proxy to vote your shares by Internet, telephone, or mail, you may revoke your proxy or change your vote by:

◾	authorizing a proxy to vote your shares at a later date by Internet or telephone before the closing of those voting facilities at 11:59 pm EDT on June 6, 2018;

◾	mailing a proxy card that is properly signed and dated with a later date than your previous proxy and that is received no later than 8:00 am EDT on June 7, 2018;

2018 Proxy Statement	Ditech Holding Corporation	• 3

◾	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, in and of itself, constitute a revocation of the proxy); or

◾	sending a written notice of revocation to our Secretary, c/o Ditech Holding Corporation, 3000 Bayport Drive, Suite 860, Tampa, FL 33607, which must be received before the commencement of the Annual Meeting.

If you are a beneficial owner of shares held in street name, you must contact the bank, broker or other holder of record to revoke a previously authorized proxy.

WHAT DO I NEED TO BE ADMITTED TO THE ANNUAL MEETING?

At the entrance to the Annual Meeting, we will request to see valid government-issued photo identification, such as a driver’s license or passport. We will also need to determine if you owned shares and which type of shares on the record date by:

◾	verifying your name and share ownership against our list of stockholders of record; or

◾	asking to review evidence of your stock ownership as of April 9, 2018, the record date, such as your brokerage statement.

You must bring such photo identification and evidence with you in order to be admitted to the meeting.

If you are acting as a proxy, we will need to review a valid written legal proxy signed by the stockholder of record of the shares granting you the required authority to attend the meeting and vote such shares.

No cameras or recording equipment will be permitted at the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

The presence in person or by proxy at the Annual Meeting of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting on any matter will constitute a quorum. For purposes of determining a quorum, abstentions, “broker non-votes” and votes withheld are counted as present.

HOW ARE VOTES COUNTED?

Under our Bylaws and Maryland law, directors will be elected by a plurality of votes cast, meaning that the directors receiving the greatest number of votes shall be elected. With respect to Proposal 1, Preferred Stockholders may vote “FOR” or to “WITHHOLD” their vote from each nominee for election as a Class I director. Common Stockholders are not entitled for vote in the election of the Preferred Stock Directors during the Initial Period. For each of Proposals No. 2 and 3, Preferred Stockholders and Common Stockholders may vote “FOR,” “AGAINST” or “ABSTAIN.” Under our Bylaws and Maryland law, a vote “FOR” will be counted in favor of the proposal and a vote “AGAINST” will be counted against the proposal. As stated above, our Preferred Stock votes on an as-converted basis.

Broadridge Financial Solutions, Inc. will act as our Inspector of Election at the Annual Meeting and assist us in tabulating the votes.

ARE THERE ANY VOTING AGREEMENTS THAT MAY AFFECT VOTING?

There are no voting agreements of which the Company is aware that may affect voting.

WHAT IS A “BROKER NON-VOTE” AND HOW DOES IT AFFECT VOTING?

If you are a beneficial owner whose shares are held of record by a broker, we encourage you to instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. This is called a “broker non-vote”, which occurs for proposals considered “non-routine” under New York Stock Exchange (“NYSE”) rules. Your broker will, however, still be able to register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum and will be able to vote on “routine” proposals.

The ratification of the appointment of Ernst & Young LLP as our independent auditor is a “routine” proposal for which your broker has discretionary voting authority under NYSE rules to vote your shares, even if the broker does not receive voting instructions from you. All other proposals are considered “non-routine” such that, if you are a beneficial owner whose shares are held of record by a broker and you do not provide voting instructions, your shares will not be voted on these proposals because the broker will not have the authority to vote such shares.

2018 Proxy Statement	Ditech Holding Corporation	• 4

The effect of broker non-votes on each of the proposals described in this proxy statement is described below under “What is the Vote Required to Approve each of the Proposals Discussed in the Proxy Statement?”.

WHAT IS THE VOTE REQUIRED TO APPROVE EACH OF THE PROPOSALS DISCUSSED IN THE PROXY STATEMENT?

The chart below summarizes the voting requirements and effects of broker non-votes and abstentions on the outcome of the vote for the proposals at the Annual Meeting.

Proposals	Required Approval	Broker Discretionary Voting Allowed	Broker Non-Votes	Abstentions

1. Election of Three Class I Directors	Plurality of Votes Cast(1)	No	No effect	N/A

2. Advisory Vote on the Compensation of our Named Executive Officers for 2017	Majority of Votes Cast	No	No effect	No effect

3. Ratification of Appointment of Ernst & Young LLP as independent auditor of the Company for 2018	Majority of Votes Cast	Yes	N/A	No effect

(1) There is no cumulative voting in the election of directors.

WHERE CAN I FIND THE RESULTS OF THE VOTE AT THE ANNUAL MEETING?

We intend to disclose the final voting results on a Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

The cost of this solicitation, including the cost of preparing, assembling, mailing and posting the Proxy Materials, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of our directors, officers and regular employees may solicit proxies on our behalf personally, telephonically, electronically or by other means of communication. Directors, officers and employees who help us in the solicitation will not be specially compensated for those services, but they may be reimbursed for their out-of-pocket expenses incurred in connection with the solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable out-of-pocket expenses incurred in sending the materials to beneficial owners.

2018 Proxy Statement	Ditech Holding Corporation	• 5

CORPORATE GOVERNANCE

The Board of Directors is responsible for directing and overseeing the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders. In this oversight role, the Board of Directors serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board of Directors selects and oversees our senior management team, which manages the day-to-day operations and business of the Company. The Board of Directors has adopted Corporate Governance Guidelines, which, together with our charter, Bylaws, committee charters and Code of Conduct and Ethics, form the governance framework for the Board of Directors and its committees. The Board of Directors reviews the Corporate Governance Guidelines and our other corporate governance documents, from time to time, and revises them when it believes it serves the interests of the Company and its stockholders to do so, such as in response to changing governance practices or requirements.

The following sections provide an overview of our corporate governance structure, including director independence and other criteria we use in selecting director nominees, our Board of Directors leadership structure and the responsibilities of the Board of Directors and each of its committees.

Key Corporate Governance Documents

The following materials are accessible through the Investor Relations/Corporate Governance section of our website at www.ditechholding.com:

• Corporate Governance Guidelines

• Code of Conduct and Ethics

• Committee Charters

• Bylaws

Printed copies of all of these documents are also available free of charge upon written request to our Secretary, c/o Ditech Holding Corporation, 3000 Bayport Drive, Suite 860, Tampa, FL 33607. Ditech Holding Corporation’s Code of Conduct and Ethics (“Code of Conduct”) is applicable to all of our directors, officers and employees. If the Board of Directors grants any waivers from our Code of Conduct to any of our directors or executive officers, or if we amend our Code of Conduct, we will, if required, disclose these matters through the Investor Relations/Corporate Governance section of our website on a timely basis.

CORPORATE GOVERNANCE PRACTICES

We have structured our corporate governance practices in a manner we believe aligns our interests with those of our stockholders. Notable features of our corporate governance framework include:

Independent Board committees	•

Each of our standing committees is made up solely of independent directors, as determined in accordance with NYSE rules. Each standing committee operates under a written charter that has been approved by the Board of Directors.

Board and committee self-evaluation process	•

Our Board of Directors and its committees conduct self-evaluations to assess their effectiveness and to identify opportunities to improve performance in carrying out their duties. The Nominating and Corporate Governance Committee solicits feedback from committee chairpersons in connection with its review and oversight of the Company’s corporate governance structure and composition of the Board of Directors and its committees.

Executive sessions	•

Our Board of Directors holds executive sessions of its non-employee directors at each regular meeting and at such other times as determined by the Board of Directors. In the event the non-employee directors include directors who are not independent under the NYSE listing standards, the Board of Directors will hold an executive session including only independent directors at least once a year.

2018 Proxy Statement	Ditech Holding Corporation	• 6

Commitment to Board refreshment	•

We recently added six new directors, who bring a broad range of experience and knowledge to our Board. Subject to the limitations on director nominations in the Articles described above, our Nominating and Corporate Governance Committee reviews at least annually the Board of Directors size and composition to ensure a mix of skills and capabilities that are relevant to the Board of Directors, its committees and the long-term strategy of the Company.

Equity ownership guidelines	•

Our Chief Executive Officer (“CEO”) must maintain a vested equity value in the Company of at least six times his or her base salary; other named executive officers must maintain a vested equity value in the Company of at least two and one-half times their base salaries; and our independent directors must maintain a vested equity value in the Company of at least five times their annual cash retainer, in each case, using the greater of current market value or value on the date of grant. The guidelines also include certain provisions intended to provide persons subject to the policy with a reasonable amount of time to achieve compliance.

Prohibition on hedging of company stock	•

Our directors and all employees are prohibited from engaging in hedging or monetization transactions, trading in “puts” and “calls” and engaging in short sales, in each case involving our Common Stock or our other securities.

Authority to call special meetings	•	Stockholders entitled to cast not less than a majority of the votes entitled to be cast on such matter to be considered have the right to call a special meeting in accordance with our Bylaws.

LEADERSHIP STRUCTURE

George M. Awad served as the independent Chairman of the Board of Directors from the third quarter of 2016 through February 9, 2018. On February 9, 2018, Thomas F. Marano was appointed as the independent Chairman of the Board. On April 18, 2018, Mr. Marano became our CEO while also continuing his service as Chairman of the Board and, due to his appointment as our CEO, effective as of such date Mr. Marano is no longer considered an independent director under applicable NYSE rules.

During 2017, the Nominating and Corporate Governance Committee and Board determined that we should have an independent Chairman and a separate Chief Executive Officer. This leadership structure allowed Mr. Renzi, as Chief Executive Officer, to focus on the day-to-day management of the business and execution of our strategic plan, while allowing Mr. Awad as the independent Chairman to focus on leading the Board of Directors, providing advice and support to Mr. Renzi when needed, facilitating the Board’s independent oversight of management and enabling the Board of Directors to fulfill its risk oversight responsibilities, as described below. We maintained this leadership structure during Mr. Baker’s tenure as interim Chief Executive Officer. As of April 18, 2018, Mr. Marano serves as our CEO and leads our Board as its Chairman. Under our Corporate Governance Guidelines, the Board of Directors considers, from time to time, whether the appointment of a lead independent director to act as a liaison between the Chairman and the independent directors would be beneficial to the Company. The Board believes that our current leadership structure provides the Company with clear direction while continuing to facilitate the free and open dialogue of competing views and providing for strong checks and balances. However, in connection with Mr. Marano’s appointment as CEO on April 18, 2018, the Nominating and Corporate Governance Committee and Board have assessed the appropriateness and effectiveness of the Board’s leadership structure and have concluded that such structure would be further enhanced by the appointment of a lead independent director, which appointment is expected to be made in the near future. In arriving at this decision, the Nominating and Corporate Governance Committee and Board took into consideration, among other factors, Mr. Marano serving as both Chairman of the Board and CEO, and the needs of the Board and the Company.

EXECUTIVE SESSIONS

The Board of Directors believes that one of the key elements of effective, independent oversight is that the non-employee directors meet in executive session on a regular basis without the presence of management. Accordingly, our non-employee directors generally meet separately in executive session during each regularly scheduled Board of Directors meeting. During 2017, our non-employee directors met in executive session led by George M. Awad, the independent Chairman of the Board during 2017.

2018 Proxy Statement	Ditech Holding Corporation	• 7

DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee must oversee, at least annually, a review of the independence of our directors and candidates for membership on the Board of Directors, and report its findings to the Board of Directors. Under our Corporate Governance Guidelines, a substantial majority of our Board of Directors is expected to be considered independent directors under applicable NYSE and SEC rules. Under NYSE rules, a director is not independent unless the Board of Directors affirmatively determines that he or she does not have a direct or indirect material relationship with the Company. In addition, the directors who serve on the Audit Committee or the Compensation and Human Resources Committee must satisfy heightened independence standards established by the SEC and NYSE, as applicable.

In making its independence determinations, the Nominating and Corporate Governance Committee evaluates all relevant facts and circumstances, including the various commercial, charitable and employment transactions and relationships known to the committee, if any, that exist between us and our subsidiaries and the directors and the entities with which certain of our directors or members of their immediate families are, or have been, affiliated (including those identified through our annual directors’ questionnaires). Based on its analysis, the Nominating and Corporate Governance Committee has affirmatively determined that in 2017 each director, other than Mr. Renzi, was independent under applicable NYSE rules. The Board of Directors concurred and also affirmatively determined that in 2017 each director, other than Mr. Renzi, was independent under applicable NYSE rules. In reaching its determinations, the Nominating and Corporate Governance Committee and the Board of Directors considered, among other things: Mr. Beltzman’s relationship to Birch Run Capital Advisors, LP (“Birch Run”) and Birch Run’s status as a significant holder of Common Stock; Mr. Perelman’s relationship to Baker Street Capital Management, LLC and certain of its affiliates (collectively, “Baker Street”) and Baker Street’s status as a significant holder of Common Stock; and Mr. Awad’s former position as the Company’s interim Chief Executive Officer and President in 2016. Our Board of Directors has also determined that each of the directors who served on the Audit Committee during 2017 was independent under all standards applicable to members of the Audit Committee, and that each of the directors who served on the Compensation and Human Resources Committee in 2017 was independent under all standards applicable to members of the Compensation and Human Resources Committee.

As of the Effective Date, the Board of Directors consists of nine directors. George M. Awad, Daniel G. Beltzman, and Neal P. Goldman are continuing their service as directors of the Company, together with the following new directors: David S. Ascher; Seth L. Bartlett; John R. Brecker; Thomas F. Marano; Thomas G. Miglis; and Samuel T. Ramsey. The following directors are deemed to have resigned from the Board of Directors immediately prior to the Effective Date and in connection with the Company’s emergence from bankruptcy: Michael M. Bhaskaran; Alvaro G. de Molina; William J. Meurer; Vadim Perelman; and Anthony N. Renzi. All of our directors, other than our CEO, Mr. Marano, are independent under applicable NYSE rules. Our interim CEO in 2018, Jeffrey Baker, was not a member of the Board.

RISK OVERSIGHT

One of the Board of Directors’ important functions is oversight of risk management at Ditech Holding. Risk is inherent in business, and the Board of Directors’ oversight, assessment and decisions regarding risks occur in the context of, and in conjunction with, the other activities of the Board of Directors and its committees.

Defining Risk

“Risk” is the possibility that an undesired event could occur that might adversely affect the achievement of our objectives. Risks vary in many ways, including the ability of the Company to anticipate and understand the risk, the types of adverse impacts that could result if the undesired event occurs, the likelihood that an undesired event and a particular adverse impact would occur, and the ability of the Company to control the risk and the potential adverse impacts. Examples of the types of risks faced by us include: macro-economic risks, such as reductions in economic growth, risks affecting the housing market, unemployment or recession; and business-specific risks related to strategic position, operational execution, financial structure, liquidity, legal and regulatory compliance, cybersecurity and management succession.

Our risk program is designed to incorporate risk awareness into business practices, so that risk is managed as part of day-to-day decision making in a manner that is consistent with our risk appetite and tolerance. This recognizes that not all risks can be dealt with in the same way. Some risks may be readily perceived and controllable, while other risks are unknown; some risks can be avoided or mitigated by particular behavior; and some risks are unavoidable as a practical matter. In some cases, a decision may be made that a higher degree of risk may be acceptable because of a greater perceived potential for reward. We seek to align our voluntary risk-taking with company strategy, and we understand that our projects and processes may enhance the company’s business interests by encouraging innovation and appropriate levels of risk-taking.

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Risk Oversight and Governance

Oversight of risk is under the direction and governance of the Board of Directors, which has delegated principal oversight of the risk program to the Compliance Committee and management of the risk program to the Chief Risk and Compliance Officer. Management is responsible for identifying risk and risk controls related to significant business activities; mapping the risks to Company strategy; and developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward, and the appropriate manner in which to manage risk. In some cases, a Board of Directors committee is assigned to oversee specific risk topics. For example:

◾	the Audit Committee reviews and discusses the Company’s guidelines and policies with respect to risk assessment and risk management, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

◾	the Compensation and Human Resources Committee reviews incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk taking, and reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and senior executive compensation and determines whether any such policies and practices of the Company are reasonably likely to have a material adverse effect on the Company;

◾	the Compliance Committee oversees the Company’s management of risks relating to ethical, reputational and regulatory matters, and the Company’s privacy and data security risk exposures;

◾	the Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes;

◾	the Finance Committee oversees the Company’s policies and processes established by management to identify, assess, measure, monitor, and manage financial risk (excluding accounting and financial reporting), including risks relating to investments, derivatives, interest rates, asset liability management activities and compliance with financial regulatory requirements; and

◾	the Technology and Operations Committee oversees risks related to the Company’s technology and operations in executing business strategy.

Risk oversight responsibilities are shared by all committees of the Board of Directors and do not rest entirely with one committee. Furthermore, we believe that allocating responsibility to a committee with relevant knowledge and experience improves the oversight of risk. The allocation of risk oversight responsibility may change, from time to time, based on the evolving needs and circumstances of the Company. Additionally, the Board of Directors reviews significant risks that the committees and management have identified and may change the allocation of oversight responsibility for such identified risks among the various committees.

The Board of Directors implements its risk oversight responsibilities by having management provide reports on a regular basis regarding the implementation and adequacy of the risk program, including information regarding the results of risk assessments that detail the significant risks that the Company faces and how the Company is seeking to manage risk if and when appropriate. Presentations and other information provided to the Board of Directors and its committees frequently identify and discuss relevant risks, risk mitigation and risk controls to assist the Board of Directors in assessing and overseeing risks in their review of the related business, financial and other activity of the Company.

BOARD MEETINGS

During 2017, the Board of Directors held 22 meetings, 6 of which were held in person and many of which were held in connection with our restructuring efforts. The Board of Directors expects that its members will prepare for, attend and participate in all Board of Directors and applicable committee meetings and each annual meeting of stockholders. Directors are also expected to become familiar with Ditech Holding’s business, including its financial statements and capital structure, and the risks and competition it faces, in order to facilitate active and effective participation in the deliberations of the Board of Directors and of each committee on which he or she serves. Each of the incumbent directors who served on our Board during 2017 attended (in person or by teleconference) at least 75% of the aggregate of Board of Directors meetings and meetings of any Board of Directors committee on which he served (in each case, solely with respect to meetings held during the period for which he or she was a director). All of our Directors who served on the Board of Directors at the time of our 2017 annual meeting of stockholders attended that meeting. The Company expects that all Directors will attend the 2018 Annual Meeting.

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COMMITTEES OF THE BOARD

In 2017, the Board of Directors had an Audit Committee, Compensation and Human Resources Committee, Compliance Committee, Nominating and Corporate Governance Committee and Finance Committee. From time to time, the Board of Directors may create additional ad hoc or special committees as needed. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, annually reviews committee composition and reassigns directors as needed so that the Board and each of its committees are best positioned to carry out their respective duties. The table below lists the membership of each committee during 2017 following such modification and also lists the number of meetings each committee held in 2017.

2017 Committee Membership

Board of Directors Member	Audit	Compensation	Compliance	Nominating	Finance

GEORGE M. AWAD(1)(4)			C

DANIEL G. BELTZMAN		M	M	C	M

STEVEN R. BERRARD(2)				M	M

MICHAEL M. BHASKARAN(3)	M		M

ELLYN L. BROWN(4)			C	M

ALVARO G. DE MOLINA	M	M			M

NEAL P. GOLDMAN(3)(5)	M	C	M	M	M

WILLIAM J. MEURER(6)	C

MARK J. O’BRIEN(3)

JAMES L. PAPPAS(3)	M	M	M

VADIM PERELMAN		M	M	M	C

ANTHONY N. RENZI(3)

SHANNON E. SMITH(3)	M		M		M

MICHAEL T. TOKARZ(2)				M	M

NUMBER OF MEETINGS HELD IN 2017	11	12	5	5	8

M: Member C: Chair

(1) Independent Chairman of the Board during 2017.

(2) Messrs. Berrard and Tokarz resigned from the Board of Directors on May 17, 2017.

(3) Messrs. Bashkaran, Goldman and Renzi were elected to the Board on January 19, 2017, in connection with the resignations of Mark J. O’ Brien, James L. Pappas and Shannon E. Smith on the same date.

(4) Ms. Brown resigned from the Board of Directors on May 17, 2017. At that time, Mr. Awad became the Chair of the Compliance Committee.

(5) Upon the resignation of Ms. Brown and Messrs. Berrard and Tokarz, Mr. Goldman became a member of the Nominating and Corporate Governance Committee.

(6) Designated Audit Committee Financial Expert as defined under SEC rules.

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The table below lists the members of our Board of Directors as of April 20, 2018 and the membership of each committee as of such date.

Current Committee Membership

Board of Directors Member	Audit	Compensation	Compliance	Nominating	Finance	Technology(1)

THOMAS F. MARANO

DAVID S. ASCHER				M		M

GEORGE M. AWAD			C	M	M

SETH L. BARTLETT		C				M

DANIEL G. BELTZMAN		M		C

JOHN R. BRECKER	M			M	C

NEAL P. GOLDMAN	M		M

THOMAS G. MIGLIS		M				C

SAMUEL T. RAMSEY(2)	C		M		M

M: Member C: Chair

(1) The Technology and Operations Committee was established on February 9, 2018.

(2) Designated Audit Committee Financial Expert as defined under SEC rules.

AUDIT COMMITTEE

The Audit Committee was established by the Board of Directors for the purpose of, among other things, assisting the Board of Directors in overseeing the quality and integrity of the Company’s financial statements, the integrity of the accounting and financial reporting processes and the performance of the Company’s independent auditor.

CURRENT MEMBERS (ALL INDEPENDENT): Samuel T. Ramsey (Chair) John R. Brecker Neal P. Goldman

The Audit Committee’s primary function is to assist the Board of Directors in fulfilling its oversight of the following:

◾	the quality and integrity of the Company’s accounting and reporting practices and controls, and the Company’s financial statements;

◾	the Company’s compliance with legal and regulatory requirements, particularly as they relate to financial reporting;

◾	the independent auditor’s qualifications, performance and independence; and

◾	the performance of the Company’s internal audit function.

The Board of Directors has determined that each current member of the Audit Committee meets the financial literacy and independence requirements of the SEC and the NYSE applicable to audit committee members and has determined that Mr. Ramsey qualifies as an “audit committee financial expert” for purposes of SEC rules.

Pursuant to its committee charter and applicable NYSE rules, no member of the Audit Committee may serve on the audit committee of more than 3 public companies, including Ditech Holding, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and the Company discloses such determination on its website or in its annual proxy statement. No member of the Audit Committee currently serves on the audit committees of more than 3 public companies, including Ditech Holding.

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COMPENSATION AND HUMAN RESOURCES COMMITTEE

The Compensation and Human Resources Committee’s purpose is to assist the Board of Directors in oversight of the Company’s compensation and employee benefit plans and practices, review certain disclosures required to be included in the Company’s SEC filings and to generally supervise the executive compensation principles governing the Company.

CURRENT MEMBERS (ALL INDEPENDENT): Seth L. Bartlett (Chair) Daniel G. Beltzman Thomas G. Miglis

The Compensation and Human Resources Committee’s primary responsibilities and authority include the oversight of the following:

◾	establishing and reviewing an overall compensation philosophy for the Company;

◾	reviewing and approving, or recommending to the Board of Directors for approval, the corporate goals and objectives relevant to the Chief Executive Officer and other designated key executives;

◾	reviewing the Company’s incentive compensation and equity-based plans and approving, or recommending to the Board of Directors, modifications and changes in such plans or new plans as deemed appropriate, and exercising the Board’s authority with respect to administration of such plans;

◾	selecting, retaining and/or replacing, as needed, compensation consultants, legal counsel or other advisors to provide independent advice to the Compensation and Human Resources Committee; and

◾	preparing, when required under applicable rules, a report on executive compensation for inclusion in the Company’s proxy statement for our Annual Meeting.

The Board of Directors has determined that each current member of the Compensation and Human Resources Committee meets the independence requirements of the SEC and NYSE applicable to Compensation and Human Resources Committee members.

OVERSIGHT OF COMPENSATION

A number of individuals and parties contribute to the process of reviewing and determining the compensation of our Chief Executive Officer, other executive officers and directors:

◾	Chief Executive Officer: The Chief Executive Officer plays a significant role in the development of the Company’s executive compensation program by making recommendations regarding compensation levels of other executive officers, identifying the Company’s strategic priorities to which compensation should be aligned and providing general input and feedback with respect to compensation design, practices and objectives. Additionally, the Chief Executive Officer provides the Compensation and Human Resources Committee with a performance evaluation of each executive officer (other than himself), which includes an assessment of each individual’s performance against his or her annual objectives, and a recommendation regarding his or her compensation.

◾	Senior Leadership: Each year, our executive officers, together with input from the Chief Executive Officer, develop their individual performance goals for which their short-term compensation may be aligned. At the conclusion of the year or in the early months of the following year, our Chief Human Resources Officer solicits input and feedback from senior leaders in the Company with respect to their own individual performance to assist the Compensation and Human Resources Committee with annual performance evaluations. Such information allows the Compensation and Human Resources Committee to develop a holistic view as to an individual’s performance, taking into account notable accomplishments and contributions for which business financial and operating results may not reflect.

◾

Compensation and Human Resources Committee: Our Compensation and Human Resources Committee approves the annual compensation of our Chief Executive Officer and other executive officers, taking into consideration, among other factors, an evaluation of each individual’s performance against pre-established performance goals and objectives, the recommendation of the Chief Executive Officer regarding the compensation of the executive officers other than himself and the advice of the Compensation and Human Resources Committee’s independent compensation consultant as described below. With respect to compensation of the Chief Executive Officer, the Compensation and Human Resources Committee recommends that the independent directors of the Board of Directors ratify and approve such annual compensation. In

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addition, our Compensation and Human Resources Committee reviews and, based in part on the advice of its independent consultant, makes recommendations to the Board of Directors with respect to the appropriateness of the compensation paid to our non-employee directors.

◾	Board of Directors: The independent directors of the Board of Directors then review these recommendations and ratify and/or approve the compensation of our Chief Executive Officer and independent directors.

ROLE OF COMPENSATION CONSULTANT

To further the objectives of our compensation programs, the Compensation and Human Resources Committee has the authority under its charter in accordance with applicable rules of the NYSE to retain or obtain the advice of a compensation consultant.

For 2017, the Compensation and Human Resources Committee engaged Lyons, Benenson & Company Inc. (“Lyons Benenson”) to serve as the Committee’s independent compensation consultant. Lyons Benenson was selected by, and reported directly to, the Compensation and Human Resources Committee. During 2017, Lyons Benenson performed the following tasks:

◾	provided input regarding the compensation of our executive officers;

◾	provided competitive market analyses and advice on general marketplace trends and developments with respect to executive compensation and director compensation;

◾	assisted with the review and evaluation of peer group companies for use in connection with setting executive compensation;

◾	provided advice on the amended and restated omnibus incentive plan submitted for stockholder approval in connection with the 2017 annual meeting of stockholders; and

◾	provided support relating to, and regular updates regarding the performance of, the Company’s outstanding performance share awards issued in connection with prior-year executive compensation programs.

Lyons Benenson and its affiliates did not provide any services to the Company or any of the Company’s affiliates other than advising the Compensation and Human Resources Committee on director and executive compensation and related corporate governance matters. In 2017, the Compensation and Human Resources Committee reviewed the independence of Lyons Benenson in light of the factors set forth in the SEC and NYSE rules and determined that Lyons Benenson was an independent consultant for the Compensation and Human Resources Committee and that no conflicts of interest existed.

In February 2018, the Compensation and Human Resources Committee engaged Pay Governance LLC (“Pay Governance”) to serve as the Committee’s independent compensation consultant. Pay Governance was selected by, and reports directly to, the Compensation and Human Resources Committee. The Compensation and Human Resources Committee reviewed the independence of Pay Governance in light of the factors set forth in the SEC and NYSE rules and determined that Pay Governance was independent and that no conflicts of interest existed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Compensation and Human Resources Committee is composed solely of independent directors. During 2017, no member of our Compensation and Human Resources Committee was an employee or officer or former officer of the Company or had any relationships requiring disclosure under Item 404 of Regulation S-K. None of our executive officers has served on the Board of Directors or Compensation and Human Resources Committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or our Compensation and Human Resources Committee during 2017.

COMPLIANCE COMMITTEE

The Compliance Committee assists the Board of Directors with, among other things, the oversight of the performance of the Company’s compliance function.	CURRENT MEMBERS (ALL INDEPENDENT): George M. Awad (Chair) Neal P. Goldman Samuel T. Ramsey

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The Compliance Committee’s purpose is to assist the Board of Directors with oversight of the following:

◾	the Company’s compliance management system, including its program for compliance with state and Federal consumer financial protection laws, rules and regulations and other laws, rules, regulations, guidance and standards governing its consumer-oriented businesses, including those governing its dealings with government sponsored enterprises;

◾	the Company’s regulatory relations and its handling of key regulatory matters;

◾	the Company’s management of risks relating to ethical, reputational and regulatory matters and the Company’s privacy and data security risk exposures; and

◾	the performance of the Company’s compliance function.

The Board of Directors has determined that each member of the Compliance Committee meets the independence requirements of the SEC and the NYSE applicable to directors generally.

FINANCE COMMITTEE

The Finance Committee was established by the Board of Directors for the purpose of, among other things, assisting the Board of Directors in overseeing the Company’s financial risk management, liquidity management, preparation of annual operating and capital plans and budgets, investments in mortgage servicing and mortgage-related assets and corporate development matters.

CURRENT MEMBERS (ALL INDEPENDENT): John R. Brecker (Chair) George M. Awad Samuel T. Ramsey

The Finance Committee’s primary function is to assist the Board of Directors in fulfilling its responsibilities relating to:

◾	oversight of the Company’s policies and processes established by management to identify, assess, measure, monitor, and manage financial risk (excluding accounting and financial reporting), including risks relating to investments, derivatives, interest rates, asset liability management activities and compliance with financial regulatory requirements;

◾	oversight of the Company’s annual operating, capital and budget plans and liquidity management;

◾	reviewing and evaluating the Company’s financial performance, including the financial results of its investments in mortgage servicing and mortgage-related assets and certain other transactions;

◾	oversight of the Company’s corporate development activities, including potential merger, acquisition, or disposition transactions; and

◾	approving transactions, including transactions with respect to mortgage servicing and mortgage-related assets, capital expenditures and unbudgeted operating expenses, on behalf of the Board of Directors, subject to and within the limits of any parameters or directions the Board of Directors may establish from time to time.

The Board of Directors has determined that each member of the Finance Committee meets the independence requirements of the SEC and the NYSE applicable to directors generally, and that each member has substantial experience in the area of finance, accounting, investment management or capital transactions.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other things, overseeing the Company’s corporate governance structure and processes, reviewing the Company’s management succession plan and determining the composition of the Board of Directors and its committees.

MEMBERS (ALL INDEPENDENT): Daniel G. Beltzman (Chair) David S. Ascher George M. Awad John R. Brecker

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Generally and subject to the limitations in our Articles discussed in this proxy statement, the Nominating and Corporate Governance Committee’s purpose includes the following:

◾	identify individuals qualified to become Company directors consistent with criteria approved by the Board of Directors, and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of the stockholders;

◾	determine the composition of the committees of the Board of Directors;

◾	oversee the evaluation of the Board of Directors and its committees;

◾	oversee risks related to the Company’s governance structure and processes;

◾	develop, recommend to the Board of Directors, and monitor a set of corporate governance guidelines applicable to the Company;

◾	review a succession plan for the Company’s Chief Executive Officer and such other members of executive management as the Board of Directors shall determine;

◾	review and evaluate annually the terms and adequacy of coverage of directors’ and officers’ liability insurance;

◾	review the Company’s Code of Conduct; and

◾	otherwise take a leadership role in shaping the corporate governance of the Company.

TECHNOLOGY AND OPERATIONS COMMITTEE

The Technology and Operations Committee is responsible for, among other things, the overall role of technology and operations in executing the business strategy of the Company.	MEMBERS (ALL INDEPENDENT): Thomas G. Miglis (Chair) David S. Ascher Seth L. Bartlett

The Technology and Operations Committee’s purpose includes the following:

◾	review and discuss with management the Company’s technology and operations planning and strategy, and associated budget;

◾	review, assess, approve (or recommend that the Board approve) and oversee, on behalf of the Board, any technology investment and/or expenditure by the Company involving an amount in excess of a dollar amount to be established by, and updated from time to time by, the Committee, in its discretion;

◾	monitor and evaluate existing and future trends in technology that may affect the Company’s strategic plans;

◾	receive reports from management, as and when appropriate or upon request of the Committee, on technology and operations matters, including relevant metrics;

◾	review the technology and operations related policies of the Company and, in the Committee’s discretion, recommend to management or the Board, as appropriate, new, or changes to existing, policies;

◾	review and discuss with management significant technology and operations risk exposures of the Company, including information security and cybersecurity risks, the Company’s related risk assessment guidelines and policies, and actions management has taken or is planning to take to monitor and control such exposures;

◾	receive reports from management regarding the Company’s business continuity planning and related matters, as requested by the Committee; and;

◾	make recommendations to the Board and/or management with respect to any of the matters set forth above or any other matters the Committee deems appropriate.

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DIRECTOR NOMINATION PROCESS

As described above under “Questions and Answers About the Annual Meeting,” during the Initial Period, Common Stock Directors may be nominated or appointed to fill a vacancy only by the Common Stock Directors then in office, and may only be elected by the holders of our Commons Stock, and Preferred Stock Directors may be nominated or appointed to fill a vacancy only by the Preferred Stock Directors then in office, and may only by elected by the holders of our Preferred Stock. Our Articles provide that until August 9, 2019, any change to the size of the Board and the classification of directors will require the approval of at least seven of nine directors.

From and after the Initial Period, the Nominating and Corporate Governance Committee will recommend to the Board of Directors director candidates for nomination and election at the annual stockholders meeting or for appointment to fill vacancies. Subject to our Articles, the Nominating and Corporate Governance Committee reviews the Board of Directors size and composition and recommends, if necessary, actions to be taken so that the Board of Directors is best positioned to carry out its duties. In addition to the annual review of Board of Directors composition, from time to time, the Nominating and Corporate Governance Committee works with the full Board of Directors to evaluate the composition of the Board of Directors to assess whether one or more directors should be added in view of director departures, the number of directors needed to fulfill the Board of Directors’ responsibilities and the skills and capabilities that are relevant to the Board of Directors’ work and the Company’s strategy. To identify, recruit and evaluate qualified candidates for the Board of Directors, the Board of Directors may, but need not, use the services of professional search firms. Nominees may also be individuals known to current members of the Board of Directors or management, legal or financial advisors or other parties with whom we have a business relationship.

Director Candidates Recommended by Stockholders

We also consider stockholder recommendations for candidates for the Board of Directors. If you would like to recommend a future nominee for membership to our Board of Directors, you can submit a written recommendation in accordance with applicable law, which includes the nominee’s name, a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, evidence of the submitting stockholder’s ownership of our Common Stock, and other pertinent information regarding the nominee, to our Secretary, c/o Ditech Holding Corporation, 3000 Bayport Drive, Suite 860, Tampa, FL 33607.

Director Skills and Characteristics

The Nominating and Corporate Governance Committee seeks to ensure the Board of Directors is composed of individuals whose particular backgrounds, skills and expertise, when taken together, will enable the Board of Directors to guide and oversee the Company’s strategy, operations and management. Characteristics expected of all directors include high personal and professional integrity and the ability to constructively challenge management through active participation and questioning.

In evaluating the suitability of individual directors, the Board of Directors and the Nominating and Corporate Governance Committee consider many factors, including strength of character, maturity of judgment, integrity, accountability, openness, career specialization, relevant technical skills, time commitment, experience, principles of diversity and the ability of the individual to fill a present need on the Board of Directors and/or to enhance the Board of Directors’ ability to manage and direct the affairs and business of the Company, including to enhance the ability of committees to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rules. Our Board of Directors evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment.

Principles of Diversity

While the Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees, the Nominating and Corporate Governance Committee and the Board of Directors believe that principles of diversity, including with respect to gender, race and national origin, education, professional experience, and differences of viewpoints and skills, are an important consideration in screening and evaluating candidates for nomination to the Board of Directors and that considering diversity is consistent with the goal of creating a Board of Directors that best serves the needs of the Company and the interests of its stockholders.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review and Approval of Related Person Transactions

The Board of Directors has adopted a written Related Person Transaction Policy to assist it in reviewing and approving or ratifying related person transactions and to assist us in the preparation of related disclosures required by the SEC. This Related Person Transaction Policy supplements our other policies that may apply to transactions with related persons, such as the Board of Directors’ Corporate Governance Guidelines and our Code of Conduct.

The Related Person Transaction Policy provides that all related person transactions covered by the policy must be reviewed and approved or ratified by the disinterested members of the Board of Directors or by a committee of the Board of Directors composed solely of independent directors who are disinterested, which is currently designated as the Audit Committee. The Related Person Transaction Policy further provides that any employment relationship or transaction involving an executive officer and related compensation must be approved by the Compensation and Human Resources Committee or recommended by such committee for Board of Directors approval.

In reviewing related person transactions, the disinterested directors or Audit Committee, as applicable, will consider the relevant facts and circumstances, including, among other things:

◾	the nature of the related person’s interest in the transaction and the material terms of the transaction;

◾	the importance of the transaction both to the Company and to the related person;

◾	whether the transaction would likely impair the judgment of a director or an executive officer to act in the best interest of the Company and, in the case of an outside director, whether it would impair his or her independence or ability to serve on certain committees of the Board of Directors; and

◾	whether the value and the terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by the Company with non-related persons.

The disinterested directors or Audit Committee will not approve or ratify any related person transaction unless, after considering all relevant information, it has determined in good faith that the transaction is in, or is not inconsistent with, the best interests of the Company.

Generally, the Related Person Transaction Policy applies to any current or proposed transaction that would be required by the SEC to be disclosed in which:

◾	the Company was or is to be a participant;

◾	the amount involved exceeds $120,000; and

◾	any related person (i.e., a director, director nominee, executive officer, greater than 5% beneficial owner and any immediate family member of such person) had or will have a direct or indirect material interest, other than an employment relationship or transaction involving an executive officer and any related compensation.

Certain Related Person Transactions

From time to time, institutional investors, such as investment management firms, hedge funds and other financial institutions and organizations, become beneficial owners of 5% or more of our Common Stock and, as a result, are considered “related persons” under the Related Person Transaction Policy. We may conduct business with these organizations in the ordinary course. There has been no transaction, since January 1, 2017, and there is no proposed transaction as of the date of this proxy statement, that would be required to be disclosed in which the Company was or is to be a participant, the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

CODE OF CONDUCT

We maintain a Code of Conduct, which is applicable to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, compliance with laws, treatment of confidential information, use of Company property and other related matters.

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We also have a corporate Ethics Committee whose purpose is to oversee compliance with the Code of Conduct, including administer the related compliance program set forth therein, investigate allegations of wrongdoing, arrange for appropriate corrective and disciplinary actions if violations are discovered and periodically report to the Board of Directors. The Ethics Committee consists of our General Counsel, Chief Risk and Compliance Officer, Chief Human Resources Officer and such other employees or officers of the Company or its subsidiaries as the General Counsel may deem necessary or advisable to carry out the duties and responsibilities of the Ethics Committee.

COMMUNICATING WITH THE BOARD

The Board of Directors welcomes questions and comments. Any interested parties, including stockholders, who would like to communicate directly with a member or members of the Board of Directors, including the Chairman of the Board, the non-employee directors as a group, or the Chairman of the Audit Committee, may submit their communication to our Secretary, c/o Ditech Holding Corporation, 3000 Bayport Drive, Suite 860, Tampa, FL 33607. Communications and concerns will be forwarded to the member or members of the Board of Directors indicated, as marked or determined by our Secretary. If the concern relates to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairman of the Audit Committee in care of the Company’s Secretary, c/o Ditech Holding Corporation, 3000 Bayport Drive, Suite 860, Tampa, FL 33607. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern may be submitted in writing to the Chairman of the Nominating and Corporate Governance Committee in care of the Company’s Secretary at the Company’s headquarters address. If the stockholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary at the Company’s headquarters address. These procedures may change from time to time. Stockholders are encouraged to visit our website at www.ditechholding.com for the most current means of contacting our directors.

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PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS

RECENT CHANGES TO THE BOARD OF DIRECTORS

Since our last annual meeting, the following changes were made to our Board of Directors.

Effective February 9, 2018, immediately prior to the Company’s emergence from bankruptcy, the following directors were deemed to have resigned from the Board of Directors and any committees on which they served: Michael M. Bhaskaran, Alvaro G. de Molina, William J. Meurer, Vadim Perelman and Anthony N. Renzi. George M. Awad, Daniel G. Beltzman and Neal P. Goldman continued their service as directors of the Company. David S. Ascher, Seth L. Bartlett, John R. Brecker, Thomas F. Marano, Thomas G. Miglis and Samuel T. Ramsey were appointed to the Board of Directors. The current directors were assigned to the following classes: Class I — Thomas F. Marano, Thomas G. Miglis and Samuel T. Ramsey; Class II —David S. Ascher, Seth L. Bartlett and John R. Brecker; and Class III — George M. Awad, Daniel G. Beltzman and Neal P. Goldman. The Class I and II directors are Preferred Stock Directors. The Class III directors are Common Stock Directors. Mr. Marano has served as our Chairman since February 9, 2018 and as our CEO since April 18, 2018.

DIRECTOR NOMINEES

Our Board of Directors currently consists of nine directors.

The Preferred Stock Directors, serving in Class I and Class II, were designated by our Senior Noteholders and the Common Stock Directors, serving in Class III, were designated by us. The initial terms of the Class I directors will expire at our annual meeting in 2018, the Class II directors in 2019 and the Class III directors in 2020, with directors being elected at each such annual meeting to serve three-year terms. During the period commencing on February 9, 2018 and terminating on the second anniversary thereof, or February 9, 2020, for so long as any Preferred Stock is outstanding, only the holders of Preferred Stock, voting separately as a class, will be entitled to elect Preferred Stock Directors, and Preferred Stock Directors will be nominated by, and Preferred Stock Director vacancies will be filled by, the Preferred Stock Directors then in office. During such period, only the holders of common stock, voting separately as a class, will be entitled to elect the Common Stock Directors, and Common Stock Directors will be nominated by, and Common Stock Director vacancies will be filled by, the Common Stock Directors then in office.

Each director elected at the Annual Meeting shall hold office until their term expires, or until such director’s earlier death, resignation or removal. All of the director nominees included in this proxy statement have consented to be named as a nominee in this proxy statement and have indicated that they will be willing and able to serve as directors. If, prior to the Annual Meeting, any nominee becomes unwilling or unable to serve as a director, the remaining Preferred Stock Directors may propose another person in place of that nominee, and the individuals designated as your proxies will vote to elect that proposed person.

QUALIFICATIONS AND EXPERIENCE OF DIRECTOR NOMINEES

In considering each director nominee standing for election at the Annual Meeting, each of whom is also currently serving as a director, the Board of Directors and the Preferred Stock Directors considered the requisite skills and characteristics discussed above under “Corporate Governance — Director Nomination Process.” The Board of Directors and the Preferred Stock Directors also evaluated each of the nominee’s contributions to the Board of Directors, role in the operation of the Board of Directors as a whole and past attendance at meetings.

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DIRECTOR NOMINEE BIOGRAPHIES

Set forth below are the biographies of our Class I director nominees. All information is presented as of the date of this proxy statement.

Thomas F. Marano

56 years old

Director since 2018

Chairman of the Board, CEO and President

Thomas F. Marano has served as a director of the Company and Chairman of the Board since February 2018 and as our CEO and President since April 18, 2018. Mr. Marano served as Chief Executive Officer of Intrawest Resorts Holdings, Inc. strategically leading the company to grow until its acquisition in 2017. Prior to Intrawest Resorts, Mr. Marano was the Managing Member of OldePike Associates LLC, a mortgage consulting business from 2013 to 2014. From 2009 until 2013, Mr. Marano served in numerous capacities for GMAC, Inc./Ally Financial, Inc., focusing on mortgage lending. His involvement in GMAC, Inc./Ally Financial, Inc. includes serving as Chief Executive Officer of Mortgage Operations, Chief Capital Markets Officer, and Chief Executive Officer and Chairman of GMAC ResCap, Inc. From 2008 until 2009, Mr. Marano served as a Managing Director at Cerberus Capital Management, LLC where he consolidated commercial and residential mortgage trading operations and helped establish a mortgage fund. Until 2008, Mr. Marano worked at Bear Stearns & Co. Inc. for 25 years as a trader and as the U.S. and Global Head of Mortgage-Backed and Asset-Backed Securities. Mr. Marano holds a bachelor’s degree from Columbia College.

Specific Expertise: Mr. Marano has over 30 years of experience in mortgage banking and securities. With his knowledge of the mortgage industry and his extensive experience serving in senior leadership positions, he is able to contribute valuable insights to the Board of Directors.

Thomas G. Miglis

63 years old

Director since 2018

Independent

Compensation and Human Resources Committee (Member)

Technology and Operations Committee (Chair)

Thomas G. Miglis has served as a director of the Company since February 2018. Mr. Miglis served as the Chief Information Officer of Citadel, LLC, an alternative asset manager and market maker in securities from 2001 to 2014 and again from January 2016 to September 2016. From 1999 to 2001, Mr. Miglis was the Founder and Chief Executive Officer of a consulting business, Avito LLC and a technology company MetaLogic Solutions, Inc. From 1998 to 1999, Mr. Miglis served as the Global Applications Development Head for Bankers Trust Company, managing over a thousand professionals globally. From 1982 to 1998, Mr. Miglis served in numerous senior positions at Salomon Brothers Inc. including Chief Information Officer, Mortgage Trader, and Head of Mortgage Accounting. Prior to his experience at Salomon Brothers Inc., Mr. Miglis was an auditor and a certified public accountant at Coopers & Lybrand from 1978 to 1982. Mr. Miglis holds a bachelor’s degree in Accounting from Baruch College.

Specific Expertise: Mr. Miglis has extensive experience leading major financial organizations in the design, development and deployment of innovative technological solutions. He also has significant experience in the design of mortgage loan origination systems; mortgage securitization; and administration of mortgage securities.

Samuel T. Ramsey

58 years old

Director since 2018

Independent

Audit Committee (Chair)

Compliance Committee (Member)

Finance Committee (Member)

Samuel T. Ramsey has served as a director of the Company since February 2018. Mr. Ramsey served as the Chief Risk Officer for Chase from 2011 to 2014, the consumer and small business organization within J.P. Morgan Chase & Co. From 2007 to 2010,

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Mr. Ramsey served as the Chief Risk Officer for Ally Financial Inc., previously known as GMAC Inc., an automotive financing, corporate and home loan company. In this role, he was responsible for leading the Risk, Treasury, Compliance, Debt & Equity Issuance, Audit, Loan Review, and Strategic Analytics organizations. Prior thereto, Mr. Ramsey had a 25-year career at Bank of America Corporation where he held a number of senior positions, including Chief Financial Officer of its Global Corporate and Investment bank and Fulfillment and Market Risk Executive of its Mortgage operation. In the latter position, he was responsible for national loan processing centers mortgage and home equity products, GSE relationships, secondary marketing and mortgage servicing rights risk management. Mr. Ramsey holds a bachelor’s degree in economics from the College of William and Mary.

Specific Expertise: Mr. Ramsey has over 30 years of experience in mortgage banking and securities. With his knowledge of the mortgage industry and his extensive experience serving in senior leadership positions, he is able to contribute valuable insights to the Board of Directors.

The Board of Directors recommends that Preferred Stockholders vote “FOR” the election of each of the Class I director nominees named in this proxy statement.

Class II Directors — Terms expiring at the 2019 Annual Meeting

David S. Ascher

40 years old

Director since 2018

Independent

Nominating and Corporate Governance Committee (Member)

Technology and Operations Committee (Member)

David S. Ascher has served as a director of the Company since February 2018. Mr. Ascher has been the Managing Partner and Founder of Transom Consulting Group, a management consulting firm that provides services to banks, lenders, insurance companies, payment providers and principal investors since 2009. Since 2016, Mr. Ascher has been the Managing Partner of Transom M&A Services, providing M&A advisory services to leaders in financial services. From 2007 until 2009. Mr. Ascher co-founded and acted as Managing Director for Transom Capital Group, a middle market private equity firm. Prior to his involvement with Transom Capital Group, Mr. Ascher was a senior consultant for McKinsey & Company from 2000 to 2002 and 2005 to 2007, providing strategic and operational services to top management at Fortune 500 companies. Mr. Ascher holds a bachelor’s degree from Princeton University and a Juris Doctor degree from Harvard Law School. Mr. Ascher has almost 20 years of experience working as an advisor in strategic transformation, operational enhancement and execution of marketing, sales and distribution growth initiatives. Mr. Ascher’s extensive experience is beneficial in guiding the Company’s strategic direction.

Seth L. Bartlett

46 years old

Director since 2018

Independent

Compensation and Human Resources Committee (Chair)

Technology and Operations Committee (Member)

Seth L. Bartlett has served as a director of the Company since February 2018. Mr. Bartlett is Senior Vice President, Global Head of Risk at Publicis.Sapient. From 1995 till present Mr. Bartlett has held numerous senior leadership positions at Sapient Corporation, including Global Brand Chief Operating Officer, Head of Procurement, COO for North America and Europe, SVP of Client Services as well as prior senior Program Management leadership roles. During Mr. Bartlett’s time as Global Chief Operating Officer of SapientNitro from 2009-2014, the company doubled in size from $500 million to over $1 billion in revenue. In his 23 years of experience at Sapient prior to and post the 2014 acquisition of Sapient by Publicis for $3.7 billion, Seth held numerous profit and loss management and operational leadership positions in nearly all company functions including leading the Financial Services practice for Canada and later co-leading its Automotive practice. Seth has extensive experience in domestic and international business operations including development of company culture, talent acquisition and development, financial management and reporting, information technology systems, internal communications and change management. Mr. Bartlett also has particular expertise negotiating large complex multi-party deals, often as lead negotiator. Mr. Bartlett holds a bachelor’s degree from Franklin & Marshall College. Mr. Bartlett’s extensive experience is beneficial in guiding the Company’s strategic direction.

2018 Proxy Statement	Ditech Holding Corporation	• 21

John R. Brecker

54 years old

Director since 2018

Independent

Audit Committee (Member)

Nominating and Corporate Governance Committee (Member)

Finance Committee (Chair)

John R. Brecker has served as a director of the Company since February 2018. Mr. Brecker has served as the Chief Executive Officer of Drivetrain Advisors, LLC, where he founded a multi-disciplinary fiduciary services business serving the distressed investing industry with an investor’s perspective since 2013. From 1998 to 2012, Mr. Brecker served as Principal and Co-founder of Longacre Fund Management, LLC specializing in distressed debt and credit investing. Prior to Mr. Brecker’s involvement with Longacre Fund Management, LLC, he spent approximately seven years in various positions as a trader, including serving as Vice President of Bear, Sterns & Company, Inc.’s High Yield Department, and as an attorney with Angel & Frankel and Pryor Cashman, et al. In addition to serving as a director of the Company, Mr. Brecker is a director of and audit committee member on several private company boards of directors. Mr. Brecker holds a bachelor’s degree in political science from American University and a Juris Doctor degree from St. John’s University School of Law. Mr. Brecker has extensive director and management experience in a family of hedge funds, specializing in distressed debt and equities. Mr. Brecker’s expertise extends to investing and operations in domestic and international industries, including bankruptcy and restructuring expertise in stressed and distressed companies.

Class III Directors — Terms expiring at the 2020 Annual Meeting

George M. Awad

57 years old

Director since 2016

Independent

Compliance Committee (Chair)

Nominating and Corporate Governance Committee (Member)

Finance Committee (Member)

George M. Awad has served as a director of the Company since June 2016, and served as Chairman of the Board from June 2016 until February 2018. Mr. Awad also served as Interim Chief Executive Officer and President of the Company from June 2016 through September 2016. Mr. Awad is the founder and principal of Gibraltar Capital Corporation, a wealth management and advisory firm providing investment and business advice to wealthy, internationally-based families. Mr. Awad has extensive operating experience in running large, global businesses across the full suite of consumer financial services products, including senior leadership roles with GE Capital (1988-2006) and Citigroup, Inc. (2006-2011), with work experience in over 50 countries. Most recently, Mr. Awad served as CEO, Consumer Finance for Citigroup, with prior positions as CEO, North America Cards and CEO, Global Consumer Group EMEA. At GE Capital, Mr. Awad held the position of Senior Vice President Sales & Marketing for GE Money from 2000 through 2006, and was promoted to GE Officer in 2004. He has served as a director of TransUnion since November 2013, and as a member of its Audit and Compliance Committee since 2013. Mr. Awad received his MBA in Finance from the University of Pittsburgh in Pennsylvania and holds a B.S. in Civil Engineering from the American University of Beirut.

Daniel G. Beltzman

42 years old

Director since 2015

Independent

Compensation and Human Resources Committee (Member)

Nominating and Corporate Governance Committee (Chair)

Daniel G. Beltzman has served as a director of the Company since December 2015, and previously served as Chairman of the Board from February 2016 through June 2016. Mr. Beltzman co-founded Birch Run Capital Advisors, LP, an investment advisor headquartered in New York and has served as its Manager and General Partner since 2006. Birch Run focuses on value-based opportunities in public or private equity or debt securities and looks to stand behind management teams and boards in their efforts to build successful and sustainable businesses. Prior to managing investments, Mr. Beltzman was an analyst at Deutsche Bank

2018 Proxy Statement	Ditech Holding Corporation	• 22

Securities, Inc. and an associate at Bank of America Securities, LLC focusing on equity research and mergers and acquisitions. Thereafter, he founded Build Europe Technologies, an entrepreneurial venture that provided services to help European homebuilders more efficiently manage their supply chains. Before founding Birch Run, Mr. Beltzman worked with a boutique investment firm specializing in joint venture equity and mezzanine debt for real estate ventures. Mr. Beltzman has served as a director on the board of Regis Corporation, a hair salon chain, since August 2012. Mr. Beltzman holds a B.B.A and M.Acc. from the University of Michigan.

Neal P. Goldman

48 years old

Director since 2017

Independent

Audit Committee (Member)

Compliance Committee (Member)

Neal P. Goldman has served as a director of the Company since January 2017. Mr. Goldman is the Managing Member of SAGE Capital Investments, LLC, a consulting firm specializing in independent board of director services, turnaround consulting, strategic planning, and special situation investments. Mr. Goldman was a Managing Director at Och Ziff Capital Management, L.P. from 2014 to 2016 and a Founding Partner of Brigade Capital Management, LLC from July 2007 to 2012, which he helped build to over $12 billion in assets under management. Prior to this, Mr. Goldman was a Portfolio Manager at Mackay Shields, LLC and also held various positions at Salomon Brothers Inc., both as a mergers and acquisitions banker and as an investor in the high yield trading group. Mr. Goldman currently serves as Chairman of the Board of Stone Energy Inc., and is a member of the Board of Ultra Petroleum Corporation and Midstates Petroleum Corporation. He has also served on numerous other public and private company boards throughout his career. Mr. Goldman received a B.A. from the University of Michigan and a M.B.A. from the University of Illinois. We believe Mr. Goldman’s extensive financial expertise and experience in representing public and private companies in complex financial situations brings important experience and skill to our Board of Directors.

2018 Proxy Statement	Ditech Holding Corporation	• 23

DIRECTOR COMPENSATION

The Compensation and Human Resources Committee of the Board of Directors recommends to the full Board of Directors for approval the amount and composition of Board of Directors compensation for non-employee directors (the “Director Compensation Program”). Directors who are our employees are not compensated for their service on the Board of Directors. The Compensation and Human Resources Committee reviews the significance and appropriateness of each of the components of the Director Compensation Program at least annually. The Compensation and Human Resources Committee’s independent consulting firm, Lyons Benenson, advised the Committee with respect to director compensation for the 2017 — 2018 compensation year, which ended on the Effective Date. The objectives of the Compensation and Human Resources Committee are to compensate directors in a manner that closely aligns the interests of directors with those of our stockholders, to attract and retain highly qualified directors and to structure and set total compensation in such a manner and at such levels that will not call into question any director’s objectivity.

It is the Board of Directors’ practice to provide a mix of cash and equity-based compensation to non-employee directors, as discussed below.

ELEMENTS OF DIRECTOR COMPENSATION

Non-employee directors were compensated as follows for 2017:

Compensation Element
Annual Cash Retainer	$75,000
Stock Awards	$130,000 of immediately vested and settled restricted stock units (“RSUs”) with an effective date of September 6, 2017 and with the number of RSUs determined based on a price of $1.44 on May 16, 2017, the approval date of the contingent grant, which was the closing price of our Common Stock as reported on the NYSE on the approval date.
Committee Chair Cash Retainer (in addition to member retainer)

$35,000 for the Audit Committee

$20,000 for the Compensation and Human Resources Committee

$20,000 for the Compliance Committee

$15,000 for the Nominating and Corporate Governance Committee

No cash retainer for Finance Committee

Committee Member Cash Retainer

$15,000 for the Audit Committee

$10,000 for the Compensation and Human Resources Committee

$10,000 for the Compliance Committee

No cash retainer for the Nominating and Corporate Governance Committee

No cash retainer for Finance Committee

Independent Chairman Cash Retainer	$50,000 (in addition to Annual Cash Retainer)

In addition to the compensation above, George M. Awad and Neal P. Goldman received $25,000 per month in each of the twelve months in 2017 as compensation for their work on the Company’s restructuring initiative.

Cash retainers are generally paid in quarterly installments during the first month of the calendar quarter. Our non-employee directors do not receive any non-equity incentive plan compensation or have any non-qualified deferred compensation earnings. We provide our directors with directors’ and officers’ liability insurance as part of our corporate insurance policies. We also reimburse our directors for reasonable travel and related fees and expenses incurred in connection with their participation in Board of Directors or Board of Directors committee meetings.

2018 Proxy Statement	Ditech Holding Corporation	• 24

DIRECTOR COMPENSATION FOR 2017

Consistent with the compensation elements discussed above, the below table summarizes the 2017 compensation of all of our non-employee directors other than Anthony N. Renzi, who is a 2017 named executive officer. All amounts are calculated and presented in accordance with SEC disclosure rules.

Name	Fees Earned or Paid in Cash($)(2)	Stock Awards($)(3)	Total($)
GEORGE M. AWAD	443,709	130,000	573,709
DANIEL G. BELTZMAN	110,000	130,000	240,000
STEVEN R. BERRARD(1)	29,728	—	29,728
MICHAEL BHASKARAN(1)	95,000	130,000	225,000
ELLYN L. BROWN(1)	39,519	—	39,519
ALVARO G. DE MOLINA	100,500	130,000	230,500
NEAL P. GOLDMAN(1)	423,500	130,000	553,500
WILLIAM J. MEURER	125,000	130,000	255,000
MARK J. O’BRIEN(1)	18,750	—	18,750
JAMES L. PAPPAS(1)	27,500	—	27,500
VADIM PERELMAN	95,000	130,000	225,000
SHANNON E. SMITH(1)	25,000	—	25,000
MICHAEL T. TOKARZ(1)	28,228	—	28,228

(1) On January 19, 2017, Messrs. Bhaskaran, Goldman and Renzi joined the Board, and Messrs. O’Brien, Smith and Dr. Pappas resigned from the Board. Ms. Brown and Messrs. Berrard and Tokarz resigned from the Board of Directors on May 17, 2017.

(2) Fees Earned or Paid in Cash to our non-employee directors during 2017 consist of the following annual and additional retainer fees:

Name	Annual Retainer($)	Committee and Board Chair Retainer($)	Committee Member Retainer($)	Restructuring Initiative Fee($)	Total Fees Earned or Paid in Cash($)
GEORGE M. AWAD	75,000	62,473	6,236	300,000	443,709
DANIEL G. BELTZMAN	75,000	15,000	20,000	—	110,000
STEVEN R. BERRARD	28,228	1,000	500	—	29,728
MICHAEL BHASKARAN	71,250	—	23,750	—	95,000
ELLYN L. BROWN	28,228	7,527	3,764	—	39,519
ALVARO G. DE MOLINA	75,000	—	25,500	—	100,500
NEAL P. GOLDMAN	71,250	19,000	33,250	300,000	423,500
WILLIAM J. MEURER	75,000	35,000	15,000	—	125,000
MARK J. O’BRIEN	18,750	—	—	—	18,750
JAMES L. PAPPAS	18,750	8,750	—	—	27,500
VADIM PERELMAN	75,000	—	20,000	—	95,000
SHANNON E. SMITH	18,750	—	6,250	—	25,000
MICHAEL T. TOKARZ	28,228	—	—	—	28,228

(3) Represents the aggregate grant date fair value of RSU awards, computed in accordance with Financial Accounting Standards Board of Directors (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation, without taking into account estimated forfeitures, if any. The assumptions made when calculating the amounts are found in Note 24, “Share-Based Compensation” of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

In connection with the effectiveness of our Prepackaged Plan, all outstanding equity awards were cancelled.

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The aggregate number of RSU awards and option awards outstanding at the end of 2017 for each of our non-employee directors was as follows:

Name	Aggregate Number of RSU Awards outstanding as of December 31, 2017	Aggregate Number of Option Awards Outstanding as of December 31, 2017
GEORGE M. AWAD	—	—
DANIEL G. BELTZMAN	—	—
STEVEN R. BERRARD	—	9,665
MICHAEL BHASKARAN	—	—
ELLYN L. BROWN	—	15,193
ALVARO G. DE MOLINA	—	—
NEAL P. GOLDMAN	—	—
WILLIAM J. MEURER	—	—
MARK J. O’BRIEN	—	—
JAMES L. PAPPAS	—	—
VADIM PERELMAN	—	—
SHANNON E. SMITH	—	—
MICHAEL T. TOKARZ	—	19,971

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BENEFICIAL OWNERSHIP

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors, executive officers and beneficial owners of more than 10% of our Common Stock are required within a prescribed period of time to report to the SEC transactions and holdings in our Common Stock. Based solely on a review of the copies of these forms received by us and on written representations from certain reporting persons, we believe that during 2017 all of these filing requirements were satisfied in a timely manner.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

To our knowledge, except as otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding Common Stock held by each person or group of persons named below, any shares that such person or group of persons has the right to acquire within 60 days after of the record date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group of persons. Such securities include our Preferred Stock, which is convertible into 114.9750 shares of Common Stock at the election of the holder or upon the occurrence of certain other events, ownership of which is reflected below on an as-converted basis and described in further detail in the footnotes as appropriate. Ownership also includes our Series A Warrants, exercisable at a price of $20.63 per share of Common Stock purchased and our Series B Warrants, exercisable at a price of $28.25 per share of Common Stock purchased.

Under our capital structure, the number of shares of common stock issuable upon conversion or exercise of Preferred Stock or Warrants is substantially larger than the number of currently outstanding shares of Common Stock. Accordingly, holders of our Common Stock, Preferred Stock and Warrants may be deemed to have beneficial ownership that significantly exceeds their underlying economic interest and/or voting power.

The following beneficial ownership table sets forth information regarding the beneficial ownership of our Common Stock held by: (1) each of our current directors, director nominees and named executive officers (which includes two former executive officers); and (2) all of our current directors and current executive officers as a group. All ownership information is presented as of April 9, 2018, the record date.

Name	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned	Voting Power(†)
Anthony N. Renzi(1)	7,418	*	*
Jeffrey P. Baker	—	*	*
Gary L. Tillett(2)	15,456	*	*
David S. Ascher	—	*	*
George M. Awad(3)	97,739	2.16%	*
Seth L. Bartlett	—	*	*
Daniel G. Beltzman(4)	1,753,649	30.38%	2.75%
John R. Brecker	—	*	*
Neal P. Goldman(5)	23,304	*	*
Thomas F. Marano	—	*	*
Thomas G. Miglis	—	*	*
Samuel T. Ramsey	—	*	*
All current directors and executive officers as a group (15 persons)(6)	1,875,525	31.98%	2.94%

* Less than 1%.

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(†) Represents voting power for items on which both Common Stockholders and Preferred Stockholders vote together, such as Proposals 2 and 3. Calculated as the number of shares of Common Stock owned, including shares issuable upon the conversion of Preferred Stock owned, divided by the sum of the amount of Common Stock Outstanding, 4,451,980, and the amount of Common Stock issuable upon the conversion of outstanding Preferred Stock, 11,298,018, which amount is 15,749,918 shares. Does not include shares issuable upon the exercise of Series A or Series B warrants.

(1) Based on the Company’s records as of Mr. Renzi’s effective resignation date, includes 3,116 and 2,473 shares of our Common Stock issuable upon the exercise of our Series A and Series B warrants, respectively, within 60 days of April 9, 2018.

(2) Includes 6,493 and 5,152 shares of our Common Stock issuable upon the exercise of our Series A and Series B warrants, respectively, within 60 days of April 9, 2018.

(3) Includes 41,059 and 32,580 shares of our Common Stock issuable upon the exercise of our Series A and Series B warrants, respectively, within 60 days of April 9, 2018.

(4) Based on the most recently available Schedule 13D/A filed with the SEC on February 13, 2018 by Birch Run and Form 4 filed by Mr. Beltzman with the SEC on February 13, 2018, the number of shares reported includes: (a) 425,244 shares of Common Stock, directly held collectively by Birch Run Capital Partners, LP, Walloon BRC, LP, and Pike BRC, LP (collectively, the “Funds”); (b) 7,166 shares of Common Stock directly held by Mr. Beltzman; (c) 724,481 shares of our Common Stock issuable upon the exercise of our Series A warrants within 60 days of April 9, 2018, directly held collectively by the Funds; (d) 12,209 shares of our Common Stock issuable upon the exercise of our Series A warrants within 60 days of April 9, 2018, directly held by Mr. Beltzman; (e) 574,862 shares of our Common Stock issuable upon the exercise of our Series B warrants within 60 days of April 9, 2018, directly held collectively by the Funds; (f) 9,687 shares of our Common Stock issuable upon the exercise of our Series B warrants within 60 days of April 9, 2018, directly held by Mr. Beltzman. Pursuant to management agreements among Birch Run, the Funds, and their respective general partners, Birch Run has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. BRC Advisors GP, LLC (“Birch Run GP”), as general partner of Birch Run, together with Daniel G. Beltzman and Gregory Smith, as co-Managing Members of Birch Run GP, the limited partners of Birch Run, and Birch Run may be deemed to share voting and dispositive power of such securities. Birch Run GP, Daniel G. Beltzman, Gregory Smith and Birch Run, disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. Mr. Beltzman exercises sole voting and dispositive power over the shares of Common Stock directly held by him.

(5) Includes 9,790 and 7,768 shares of our Common Stock issuable upon the exercise of our Series A and Series B warrants, respectively, within 60 days of April 9, 2018.

(6) Includes 791,005 and 627,648 shares of our Common Stock issuable upon the exercise of our Series A and Series B warrants, respectively, within 60 days of April 9, 2018.

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BENEFICIAL OWNERSHIP OF MORE THAN 5%

As stated above, the information below reflects ownership of our Common Stock for each person below as if only such person’s holdings of Preferred Stock and warrants were converted or exercised, as applicable, into Common Stock, pursuant to Rule 13d-3 of the Exchange Act, and as a result, shows ownership percentages that exceed each person’s voting power, which we have provided for additional context. Based on information available as of April 9, 2018 the only persons known by us to be a beneficial owner of more than 5% of our outstanding securities were as follows:

Name and Address of Beneficial Owner	Shares Beneficially Owned	% Shares Beneficially Owned	Voting Power(*)
Leon G. Cooperman(1) 7118 Melrose Castle Lane Boca Raton, FL 33496	3,738,676	47.46%	21.01%
Phoenix Investment Adviser(2) 420 Lexington Ave., Suite 2040 New York, NY 10170	3,352,309	47.40%	7.86%
First Pacific Advisors, LLC(3) 11601 Wiltshire Blvd., Suite 1200 Los Angeles, CA 90025	2,416,851	36.68%	9.91%
Baker Street Capital Management, LLC and affiliates(4) 1875 Century Park East, Suite 700 New York, NY 90067	2,032,038	33.96%	3.18%
Birch Run Capital Advisors, LP and affiliates(5) 1350 Broadway, Suite 2215 New York, NY 10018	1,753,649	30.38%	2.75%
Lion Point Capital, LP(6) 250 W 55th St, 33rd Floor New York, NY 10019	1,443,687	25.28%	5.56%
Deer Park Road Management Company, LP(7) 1195 Bangtail Way Steamboat Springs, CO 80487	997,480	18.36%	5.99%
Oaktree Capital Management, L.P.(8) 333 S. Grand Avenue, 28th Floor Los Angeles, CA 90071	962,455	17.78%	6.11%
CQS (US), LLC(9) 152 W 57th St New York, NY 10019	677,690	13.21%	4.30%
Barclays plc(10) 1 Churchill Place London, UK E14 5HP	530,942	11.00%	3.37%

(*) Represents voting power for items on which both Common Stockholders and Preferred Stockholders vote together, such as Proposals 2 and 3. Calculated as the number of shares of Common Stock owned, including shares issuable upon the conversion of Preferred Stock owned, divided by the sum of the amount of Common Stock Outstanding, 4,451,980, and the amount of Common Stock issuable upon the conversion of outstanding Preferred Stock, 11,298,018, which amount is 15,749,918 shares. Does not include shares issuable upon the exercise of Series A or Series B warrants. The amount of Common Stock (including shares issuable upon conversion of Preferred Stock) held by each of the above persons for the purposes of this calculation are as follows: Leon G. Cooperman, 3,308,920; Phoenix Investment Adviser, 1,238,105; First Pacific Advisors, LLC, 1,560,331; Birch Run Capital Advisors, LP and affiliates, 432,410; Baker Street Capital Management, LLC, 501,053; Lion Point Capital, LP, 875,641; CQS (US), LLC, 677,690; Deer Park Road Management Company, LP, 943,891; Oaktree Capital Management, L.P., 962,455; and Barclays plc, 530,942.

(1) Based on the most recently available Schedule 13D filed with the SEC on February 20, 2018, the number of shares reported includes: (a) 312,901 shares of Common Stock; (b) 2,996,019 shares of Common Stock issuable upon conversion of our Preferred Stock; (c) 239,622 shares of Common Stock issuable upon the exercise of our Series A warrants; and (d) 190,134 shares of Common Stock issuable upon the exercise of our Series B warrants over which Leon Cooperman has sole voting power.

(2) Based on the most recently available Form 4 filed with the SEC on March 20, 2018 and Form 3/A filed on February 14, 2018, by Phoenix Investment Adviser LLC (“Phoenix Investment”) the number of shares reported includes: (a) 570,706 shares of Common Stock over which Phoenix Investment has sole voting power; (b) 161,510

2018 Proxy Statement	Ditech Holding Corporation	• 29

shares of Common Stock over which Phoenix Investment has sole dispositive power; (c) 356,307 shares of Common Stock issuable upon conversion of our Preferred Stock over which Phoenix Investment has sole voting power; (d) 149,582 shares of Common Stock issuable upon conversion of our Preferred Stock over which Phoenix Investment has shared dispositive power; (e) 903,663 shares of Common Stock issuable upon the exercise of our Series A warrants over which Phoenix Investment has sole voting power; (f) 275,166 shares of Common Stock issuable upon the exercise of our Series A warrants over which Phoenix Investment has shared voting power; (g) 717,037 shares of Common Stock issuable upon the exercise of our Series B warrants over which Phoenix Investment has sole voting power; and (h) 218,338 shares of Common Stock issuable upon the exercise of our Series B warrants over which Phoenix Investment has shared voting power.

(3) Based on the most recently available Schedule 13D filed with the SEC on February 21, 2018, the number of shares reported includes: (a) 280,315 shares of Common Stock; (b) 1,280,016 shares of Common Stock issuable upon conversion of our Preferred Stock; (c) 477,577 shares of Common Stock issuable upon the exercise of our Series A warrants; and (d) 378,943 shares of Common Stock issuable upon the exercise of our Series B warrants over which First Pacific Advisors LLC has sole voting power.

(4) Based on the most recently available Form 13D/A filed with the SEC on February 14, 2018, the number of shares reported includes: (a) 416,842 shares of Common Stock beneficially owned by Baker Street Capital L.P.; (b) 710,171 shares of Common Stock issuable upon the exercise of our Series A warrants owned by Baker Street Capital L.P.; (c) 563,506 shares of Common Stock issuable upon the exercise of our Series B warrants owned by Baker Street Capital L.P.; (d) 76,897 shares of Common Stock beneficially owned by Baskerville SPV, L.P.; (e) 131,008 shares of Common Stock issuable upon the exercise of our Series A warrants owned by Baskerville SPV, L.P; (f) 103,952 shares of Common Stock issuable upon the exercise of our Series B warrants owned by Baskerville SPV, L.P; (g) 7,314 shares of Common Stock directly held by Vadim Perelman; (h) 12,461 shares of Common Stock issuable upon the exercise of our Series A warrants directly held by Mr. Perelman; and (i) 9,887 shares of Common Stock issuable upon the exercise of our Series B warrants directly held by Mr. Perelman. Baker Street Capital GP, LLC, as the general partner of each of BSC LP and Baskerville SPV, may be deemed to beneficially own the Common Stock owned by BSC LP and Baskerville SPV. Baker Street, as the investment manager of each of BSC LP and Baskerville SPV, may be deemed to beneficially own the Common Stock owned by BSC LP and Baskerville SPV. Mr. Perelman, as the managing member of each of Baker Street Capital GP and Baker Street may be deemed to beneficially own the Common Stock owned by BSC LP and Baskerville SPV. By virtue of their respective positions with BSC LP, each of Baker Street Capital GP, Baker Street and Mr. Perelman may be deemed to have the sole power to vote or direct the vote of, and to dispose or direct the disposition of, the Common Stock directly owned by BSC LP. By virtue of their respective positions with Baskerville SPV, each of Baker Street Capital GP, Baker Street and Mr. Perelman may be deemed to have the sole power to vote or direct the vote of, and to dispose or direct the disposition of, the Common Stock directly owned by Baskerville SPV. Mr. Perelman exercises sole voting and dispositive power over the shares of Common Stock directly held by him.

(5) Based on the most recently available Schedule 13D/A filed with the SEC on February 13, 2018 by Birch Run and Form 4 filed by Mr. Beltzman with the SEC on February 13, 2018, the number of shares reported includes: (a) 425,244 shares of Common Stock, directly held collectively by the Funds; (b) 7,166 shares of Common Stock directly held by Mr. Beltzman; (c) 724,481 shares of Common Stock issuable upon the exercise of our Series A warrants, directly held collectively by the Funds; (d) 12,209 shares of Common Stock issuable upon the exercise of our Series A warrants directly held by Mr. Beltzman; (e) 574,862 shares of Common Stock issuable upon the exercise of our Series B warrants, directly held collectively by the Funds; and (f) 9,687 shares of Common Stock issuable upon the exercise of our Series B warrants directly held by Mr. Beltzman. Pursuant to management agreements among Birch Run, the Funds, and their respective general partners, Birch Run has complete and unlimited discretion and authority with respect to the Funds’ investments and voting power over investments. Birch Run GP, as general partner of Birch Run, together with Daniel G. Beltzman and Gregory Smith, as co-Managing Members of Birch Run GP, the limited partners of Birch Run, and Birch Run may be deemed to share voting and dispositive power of such securities. Birch Run GP, Daniel G. Beltzman, Gregory Smith and Birch Run, disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein. Mr. Beltzman exercises sole voting and dispositive power over the shares of Common Stock directly held by him.

(6) Based on the most recently available Schedule 13D filed with the SEC on February 20, 2018 and the Form 3/A filed with the SEC on March 2, 2018, the number of shares reported includes: (a) 185,906 shares of Common Stock; (b) 689,735 shares of Common Stock issuable upon conversion of our Preferred Stock; (c) 316,729 shares of Common Stock issuable upon the exercise of our Series A warrants; and (d) 251,317 shares of Common Stock issuable upon the exercise of our Series B warrants, over which Lion Point Capital, LP has sole voting and dispositive power.

(7) Based on the most recently available Schedule 13G filed with the SEC on March 8, 2018 and the Form 3 filed with the SEC on February 20, 2018, the number of shares reported includes: (a) 17,538 shares of Common Stock; (b) 926,353 shares of Common Stock issuable upon conversion of our Preferred Stock; (c) 29,880 shares of Common Stock issuable upon the exercise of our Series A warrants; and (d) 23,709 shares of Common Stock issuable upon the exercise of our Series B warrants, with respect to which the reporting persons on the Form 13G share voting and dispositive power.

(8) Based on the most recently available Schedule 13G filed with the SEC on March 12, 2018, the number of shares reported includes 962,455.7 shares of Common Stock issuable upon conversion of our Preferred Stock, over which Oaktree Capital Management, L.P. has sole voting and dispositive power.

(9) Based on the most recently available Schedule 13G filed with the SEC on March 6, 2018, the number of shares reported includes 677,690 shares of Common Stock issuable upon conversion of our Preferred Stock with respect to which the reporting persons on the Form 13G share voting and dispositive power.

(10) Based on the Form 4 filed with the SEC on March 16, 2018, the number of shares reported includes (a) 155,312 shares of Common Stock; and (b) 375,630 shares of Common Stock issuable upon conversion of our Preferred Stock.

2018 Proxy Statement	Ditech Holding Corporation	• 30

MANAGEMENT

Executive Officers Who Are Not Directors

The following sets forth certain biographical information regarding our executive officers. Unless otherwise noted, information is presented as of the date of this proxy statement. None of our directors and/or executive officers is related to any other director and/or executive officer of the Company by blood, marriage or adoption.

Jeffrey P. Baker

55 years old

President of Reverse Mortgage Solutions, Inc., a wholly owned subsidiary of the Company

Jeffrey P. Baker has served as the President of Reverse Mortgage Solutions, Inc., a wholly-owned subsidiary of the Company, since October 2016. From February 20, 2018 to April 18, 2018, Mr. Baker served as our Interim Chief Executive Officer and President. Mr. Baker previously served as the Chief Operations Officer from December 2017 through February 2018 and has served in various other capacities for the Company from July 2015 to October 2016. Mr. Baker came to the Company with more than 18 years of experience as a senior executive and board member of both public and private companies. Mr. Baker spent the majority of his career as a Partner with PricewaterhouseCoopers (“PwC”) in a variety of client facing roles with some of the firm’s key clients as well as serving as a Partner in the Chairman’s office and member of the Executive Leadership Team for PwC Consulting. Prior to joining the Company as an employee, Mr. Baker was the co-founder and chief executive officer of Mayday Capital Advisors, LLC, a turnaround and restructuring firm, from 2015 to 2016. From 2011 to 2015, Mr. Baker served as the Turnaround and Restructuring Practice leader for Wipfli LLP, a business consulting, accounting and professional services firm. In his capacity as a turnaround professional he has served as president, chief executive officer and board member for a number of both private and public companies. Mr. Baker received his Bachelors of Business Administration from Texas A&M University and completed the Executive Program, M&A at Kellogg Graduate School of Management.

Gerald A. Lombardo

48 years old

Executive Vice President and Chief Financial Officer

Mr. Lombardo has served as Executive Vice President and Chief Financial Officer since February 2018. Prior to joining the Company, Mr. Lombardo served as a Managing Director & Treasurer of the Consumer and Community Bank at JPMorgan Chase & Co. from 2013 to 2017 where he managed and had responsibilities for all treasury-related functions for each of the firm’s five consumer businesses including mortgage, auto finance, card, consumer banking and business banking. Prior to serving in a senior leadership position with JPMorgan Chase & Co., Mr. Lombardo served as the Global Head of Funding & Liquidity for Ally Financial from 2009 to 2012, where he assisted in the transformation of the firm’s global treasury organization. Prior to that, Mr. Lombardo held a financial executive role at Cerberus Capital Management, where he supported portfolio companies in the transformation of their business planning, forecasting and liquidity functions. Mr. Lombardo also held senior finance roles including Senior Managing Director of FTI Consulting and Chief Financial Officer of Refco. Mr. Lombardo is a Certified Public Accountant and received his Bachelor of Business Administration in Accounting from Pace University.

Ritesh Chaturbedi

40 years old

Chief Operating Officer

Ritesh Chaturbedi served as Chief Strategy & Technology Officer of Preferred Sands from November 2017 to April 2018. Prior to Preferred Sands, from November 2016 to November 2017, Mr. Chaturbedi served as Strategic Advisor to senior executives of several companies advising them on innovation and business transformation. From 2016 to 2017, he served as General Manager at Fareportal, Inc., responsible for direct sales channel, global operations and digital strategy. From 2011 to 2016, Mr. Chaturbedi served as Vice President at Sears Holdings Corporation, leading e-commerce growth and transformation. Prior to that, he held several senior positions within Amazon from 2006 to 2011 leading global reverse logistics and wareshousedeals.com (a wholly-owned subsidiary of Amazon). Before joining Amazon, he served as an engineer and finance analyst at Dell from 2002 to 2006. Mr. Chaturbedi received a Master of Business Administration from the University of Texas at Austin and a Master of Science in Electrical Engineering from Texas A&M University.

2018 Proxy Statement	Ditech Holding Corporation	• 31

John J. Haas

42 years old

General Counsel, Chief Legal Officer and Secretary

John J. Haas has served as General Counsel, Chief Legal Officer and Secretary since April 12, 2017. Mr. Haas joined the Company in June 2014 as Assistant General Counsel. Mr. Haas has over 15 years of experience, including both as a corporate and securities attorney and as an investment banker. Before joining the Company, Mr. Haas most recently was Of Counsel at Foley & Lardner LLP from 2013 to 2014 and Executive Director at UBS Investment Bank from 2010 to 2013. Prior to this, Mr. Haas worked as a Director at Merrill Lynch and as an Associate at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Haas holds a Bachelor of Arts degree from the University of Florida and a Juris Doctorate from New York University School of Law.

Elizabeth F. Monahan

51 years old

Senior Vice President and Chief Human Resources Officer

Elizabeth F. Monahan has served as the Company’s Chief Human Resources Officer since November 2016. From 2015 until joining the Company, Ms. Monahan served as the Leader of Human Resources of Assero Services, LLC, a national field service company providing property preservation, maintenance and other residential property services to financial institutions. In this capacity, Ms. Monahan was responsible for creating the human resources and related administrative functions, including management development and labor safety programs. Ms. Monahan served as Vice President and Global Head of Human Resources at Quintiq, a software company providing supply chain planning and optimization software solutions, from 2013 to 2015, and Senior Vice President and Director of Human Resources for Homeward Residential Inc. from 2011 to 2013. Prior to this, Ms. Monahan held various human resources leadership positions with CorpTalk, De Lage Landen and GMAC Residential Finance Group. During her time at GMAC Residential Finance Group, Ms. Monahan served as the senior human resources leader on acquisition teams for a number of acquisitions, including that of ditech.com. Ms. Monahan holds a Masters of Counseling Psychology from Rider University and a Bachelor of Science from Penn State University.

Alfred W. Young, Jr.

47 years old

Executive Vice President and Chief Risk and Compliance Officer

Alfred W. Young, Jr. has served as the Chief Risk and Compliance Officer since October 2016. From 2015 until joining the Company, Mr. Young served as Director of Risk Analytics at the Office of Comptroller of the Currency (the “OCC”), an independent bureau of the U.S. Department of the Treasury charged with regulating and supervising U.S. national banks and federal savings associations. In this role, Mr. Young was responsible for various risk-related supervisory functions and analyses, identifying risks to the national banking system and measuring the effectiveness of certain risk supervisory efforts, among other things. From 2008 to 2015, Mr. Young served as Consumer Credit Examination Lead at the OCC, where he was responsible for large and complex bank supervision and directed a multi-year review of the mortgage servicing activities of a global consumer bank. Mr. Young has a deep background in risk governance and federal regulatory experience, with particular experience in credit risk management, portfolio management, loan servicing, portfolio and bank acquisitions, modeling and analytics. In addition to his regulatory experience, from 1993 to 2008 Mr. Young held various compliance- and risk-related roles at midsize and large national banks. Mr. Young holds a Master of Business Administration from the University of Cincinnati and a Bachelor of Science in Business Administration from Fitchburg State University.

2018 Proxy Statement	Ditech Holding Corporation	• 32

EXECUTIVE COMPENSATION TABLES

In this section, we present information relating to the compensation earned by or paid to our named executive officers in accordance with SEC rules applicable to smaller reporting companies.

SUMMARY COMPENSATION TABLE

The table below sets forth the compensation earned by or paid to our named executive officers during the fiscal years ended December 31, 2017 and 2016. All amounts are calculated and presented in accordance with SEC disclosure rules, including amounts with respect to our equity compensation plan awards, as further described below.

Name	Year	Salary($)	Bonus($)(1)	Stock Awards($)(2)	Option Awards($)(2)	Non- Equity Incentive Plan Compen- sation($)	All Other Compen- sation($)(3)	Total($)
ANTHONY N. RENZI Former Chief Executive Officer and President(4)	2017	500,000	—	—	—	—	651,138	1,151,138
	2016	155,769	4,250,000	600,000			132	5,005,901

JEFFREY P. BAKER	2017	420,000	210,000	—	—	—	260,208	890,208
President of RMS(5)	2016	421,615	140,000	—	—	—	—	561,615
GARY L. TILLETT	2017	500,000	—	—	—	—	151,727	651,727
Former Executive Vice President and Chief Financial Officer(6)	2016	501,923	750,000	—	202,892	—	792	1,455,607

(1) For 2017, the amount reported for Mr. Baker reflects a discretionary cash bonus. For 2016, amounts reported for Mr. Renzi include a signing bonus of $2,500,000 and a guaranteed cash bonus of $1,750,000 with respect to 2016 performance, in each case, as provided in his employment agreement; amounts reported for Messrs. Baker and Tillett in 2016 reflect discretionary cash bonuses awarded by the Compensation and Human Resources Committee.

(2) Represents the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718, using the assumptions discussed in Note 24, “Share-Based Compensation” of the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017. These amounts may not necessarily represent the actual value realized by the named executive officers, as performance measures may not be met. The unvested portion of Mr. Renzi’s award and any unexercised options held by Mr. Tillett were cancelled on the Effective Date in connection with the Prepackaged Plan.

(3) All Other Compensation for 2017 includes:

Name	Company 401(k) Match ($)	Insurance Premiums (a)($)	Other (b)($)	Total ($)
ANTHONY N. RENZI	—	13,638	637,500	651,138
JEFFREY P. BAKER	—	—	260,208	260,208
GARY L. TILLETT	2,369	—	149,358	151,727

(a) Amounts represent life, accidental death and dismemberment and long-term disability insurance premiums paid by us on behalf of our named executive officers.

(b) Represents amounts paid or accrued during 2017 with respect to: the Key Employee Retention Plan (Messrs. Renzi and Baker); a contractual retention bonus (Mr. Baker); and certain deferred cash awards (Messrs. Renzi and Tillett).

(4) Mr. Renzi resigned as our Chief Executive Officer and President on February 20, 2018.

(5) Mr. Baker also served as our Interim Chief Executive Officer and President from February 20, 2018 to April 18, 2018. Previously he served as Chief Operations Officer of the Company and as Senior Vice President of Ditech Holding Corporation. The amounts reported reflect all compensation earned by Mr. Baker during 2017 and 2016 in all capacities.

(6) Mr. Tillett retired as our Chief Financial Officer effective February 9, 2018.

NARRATIVE SUPPLEMENT TO SUMMARY COMPENSATION TABLE

Employment and Other Agreements

To attract and ensure stability in executive management, we entered into employment agreements with our named executive officers. The terms described below reflect the material terms of the employment agreements for each of Messrs. Renzi, Baker and Tillett, in

2018 Proxy Statement	Ditech Holding Corporation	• 33

each case, as in effect prior to the effectiveness of their respective separation agreements. Capitalized terms used in this section and not otherwise defined have the meanings assigned to them in the applicable employment agreement. Mr. Renzi and Mr. Tillett are no longer with the Company, and their respective employment agreements are of no further force or effect.

Anthony N. Renzi

On August 8, 2016, the Company entered into an employment agreement with Mr. Renzi (the “Renzi Employment Agreement”). The term of Mr. Renzi’s employment under the Renzi Employment Agreement commenced September 12, 2016 (the “Renzi Commencement Date”). The Renzi Employment Agreement provided for a base salary of $500,000, subject to annual review and increase (but not decrease) by the Compensation and Human Resources Committee. The Renzi Employment Agreement also provides for a guaranteed annual incentive bonus for fiscal year 2016 of $1,750,000. For each full fiscal year during the employment term beginning with the 2017 fiscal year, Mr. Renzi was eligible to receive an annual incentive bonus in an amount to be determined by the Compensation and Human Resources Committee, contingent upon achievement of annual Company and individual performance objectives for the applicable fiscal year. The Renzi Employment Agreement provided that Mr. Renzi would be entitled to receive a long-term incentive award with an economic value equal to $1,000,000 for the fiscal year 2017 grant cycle, subject to Mr. Renzi’s continued employment through the grant date.

In addition, the Renzi Employment Agreement provided for a signing bonus of $2,500,000, which amount was paid on September 16, 2016 pursuant to the terms of the Renzi Employment Agreement. This cash signing bonus was subject to a pro-rata clawback if Mr. Renzi terminated his employment without Good Reason or the Company terminated his employment for Cause, as such terms are defined in the Renzi Employment Agreement, in each case, prior to or on the first anniversary of the Renzi Commencement Date. On September 12, 2016, Mr. Renzi also received a number of restricted stock units with an economic value of $600,000, determined as of the Renzi Commencement Date, and (2) a long-term restricted cash award with an aggregate value of $600,000 (collectively, the “Renzi Signing Awards”). Each Renzi Signing Award vesting ratably on the first, second, and third anniversaries of the Renzi Commencement Date, subject to Mr. Renzi’s continued employment through each applicable vesting date, except as provided for below.

As a condition, and prior to commencement, of Mr. Renzi’s employment, Mr. Renzi was required to execute and deliver a Confidentiality, Non-Interference, and Invention Assignment Agreement, which agreement contains a covenant not to compete and a covenant not to solicit or hire, as applicable, employees, consultants, customers and prospective customers, in each case, while employed and for a period of eighteen (18) months following termination of employment for any reason. The Confidentiality, Non-Interference, and Invention Assignment Agreement also contains a covenant not to disclose confidential information while employed and at all times thereafter and a mutual non-disparagement covenant.

In connection with Mr. Renzi’s departure, Mr. Renzi and the Company entered into a Resignation Letter Agreement (the “Resignation Letter”), pursuant to which Mr. Renzi resigned from his role as Chief Executive Officer and President of the Company as well as all other positions with the Company and its subsidiaries, effective February 20, 2018. Mr. Renzi also agreed in the Resignation Letter to forgo any rights under his prior Employment Agreement. Pursuant to the Resignation Letter, subject to Mr. Renzi executing and delivering a Release of Claims in the form provided to Mr. Renzi, the Company waived its rights to seek from Mr. Renzi re-payment of amounts previously paid to Mr. Renzi pursuant to a Key Employee Retention Bonus letter agreement, dated September 1, 2017, and an additional penalty payment the Company was entitled to receive under such agreement. Mr. Renzi agreed that his obligations pursuant to that certain Confidentiality, Non-Interference, and Invention Assignment Agreement with the Company, dated August 18, 2016, will continue in full force and effect, except that the Company and Mr. Renzi agreed to revised non-competition and other restrictive covenants that, among other things, limit such non-competition covenant to an exclusive list of companies and governmental entities at which, for a period of one year, Mr. Renzi is prohibited from becoming employed or providing services.

Pursuant to the Key Employee Retention Plan, Mr. Renzi was eligible to receive a retention bonus of $1,750,000 payable in two cash installments. The first installment payment of $437,500 was made in September 2017. In connection with Mr. Renzi’s departure, the remaining balance of the retention bonus was forfeited.

Gary L. Tillett

Mr. Tillett entered into an employment agreement with the Company, effective March 1, 2014 (the “Tillett Employment Agreement”). The Tillett Employment Agreement provided for an initial base salary of $500,000, subject to annual review and increase (but not decrease) by the Board of Directors. The Tillett Employment Agreement provided for an annual target bonus equal to 170% of Mr. Tillett’s base salary with a maximum bonus eligibility of 230% of base salary. In addition, the Tillett Employment Agreement provided for a sign-on bonus award of RSUs with an economic value of $1,050,000, which award vested in three equal installments on the first, second, and third anniversaries of the date of grant, subject to Mr. Tillett’s continued employment with the Company. The Tillett Employment Agreement provided for the reimbursement of expenses associated with Mr. Tillett’s relocation to the Tampa, Florida area, up to a maximum of $200,000. Additionally, the Tillett Employment Agreement provided that any compensation paid to Mr. Tillett which is

2018 Proxy Statement	Ditech Holding Corporation	• 34

subject to recovery under any present or future law, government regulation or stock exchange listing requirement will be subject to deductions and clawbacks as may be required.

In connection with Mr. Tillett’s resignation, and in exchange for the delivery by Mr. Tillett of a release of claims against the Company relating to the rejection of the Tillett Employment Agreement through the Company’s chapter 11 proceedings, Mr. Tillett received a cash payment of $500,000 in 2018.

Jeffrey P. Baker

Mr. Baker entered into a letter agreement with the Company, effective June 1, 2016 (the “Baker Employment Agreement”). The Baker Employment Agreement provided for a base salary of $35,000 per month and also a retention bonus in the amount of $180,000, subject to Mr. Baker’s continued employment as President of Reverse Mortgage Solutions, Inc. until May 31, 2017. The Baker Employment Agreement further provided that Mr. Baker will be paid an incentive bonus payment (the “Transaction Incentive”) of up to $400,000 in connection with the completion of any transaction on or before May 31, 2017 that results in the sale of a significant portion of the net assets of Reverse Mortgage Solutions, Inc. Effective June 1, 2017, the Baker Employment Agreement was amended to provide a base salary of $420,000 annually, a payment of $210,000 in lieu of the Transaction Incentive, and to provide a target annual incentive bonus opportunity of $550,000 at target (prorated from June 1, 2017), with the achievement of $350,000 of such amount to be based on RMS performance and $200,000 to be based on the achievement of certain strategic goals relating to RMS.

In connection with his appointment as Interim CEO, Mr. Baker and the Company entered into a Letter Agreement (the “Baker Letter Agreement”), pursuant to which Mr. Baker will receive an annual base salary of $420,000 and a signing bonus of $50,000. Mr. Baker will also be eligible for a performance bonus of up to $150,000, based upon the creation of certain targets and action plans by Mr. Baker and progress made towards achieving such targets and action plans, in each case as assessed by the Board of Directors of the Company within 120 days of Mr. Baker’s appointment as Interim CEO. In addition, Mr. Baker will be eligible to receive an annual cash incentive bonus with a target value of $550,000 for 2018 based on the satisfaction of objectives established by the Board. Mr. Baker will also be eligible to participate in the Company’s long-term incentive plan in a manner determined by the Board. The Baker Letter Agreement replaces and supersedes the terms of the Baker Employment Agreement, as amended, but does not alter or supersede the terms of his Key Employee Retention Plan letter with the Company, dated August 18, 2017.

Pursuant to his Key Employee Retention Plan letter, Mr. Baker is eligible to receive a retention bonus of $320,833 payable in four cash installments of twenty-five percent of the amount of the retention bonus provided he remains employed with the Company through December 31, 2018. As of the date hereof, Mr. Baker had received cash payments totaling $240,625. The amounts paid are subject to full clawback if Mr. Baker resigns or is terminated for “cause” (as defined in his Key Employee Retention Plan letter).

Additional Benefits

In addition, each of the employment agreements described above provide for one or more of the following benefits:

◾	participation in the Company’s annual incentive plan and long-term incentive plan, in each case, as in effect from time to time;

◾	participation in the Company’s group life and health insurance benefit plans and retirement plan;

◾	vacation in accordance with the Company’s vacation policy, which currently provides executives with unlimited paid time off (“PTO”), while still ensuring that his or her job duties and responsibilities are being met; and

◾	severance benefits upon certain terminations of employment and restrictive covenants following termination of employment, as described below under “— Potential Payments Upon Termination or Change-in-Control.”

Thomas F. Marano

Thomas F. Marano commenced service as our Chief Executive Officer and President effective April 18, 2018. Pursuant to that certain offer letter between Mr. Marano and the Company, dated April 18, 2018 (the “Marano Offer Letter”), Mr. Marano will receive an annual base salary of $750,000. Mr. Marano will be entitled to an annual cash bonus with a minimum value of 200% of his base salary for the year ended December 31, 2018, with a maximum value of 300% of his base salary based on the attainment of performance objectives established by the Compensation and Human Resources Committee and the Board. In future years, Mr. Marano will be eligible to receive an annual cash bonus with a target value of 200% of base salary, with a maximum value of 300% of his base salary based on the attainment of performance objectives established by the Committee and the Board. Mr. Marano will be entitled to participate in the Company’s 2018 Equity Incentive Plan (“LTIP”) in a manner and level determined by the Committee and the Board. For each of 2018 and 2019, Mr. Marano will receive a performance stock unit award with the number of shares earned to be determined based upon the average closing price of the Company’s stock for the 20 trading days immediately prior to the first anniversary and second anniversary of April 18, 2018, respectively for the 2018 and 2019 award, using the following performance levels:

◾	40,000 shares at threshold performance level — average stock price of $7.50;

2018 Proxy Statement	Ditech Holding Corporation	• 35

◾	200,000 shares at target performance level — average stock price of $12.50; and

◾	500,000 shares at maximum performance level — average stock price of $22.50.

Upon the end of each applicable performance period, the Committee will assess performance and 50% of the shares earned will vest and settle upon the date of such assessment, with the remaining amount to vest 12 months after such assessment, subject to Mr. Marano’s continued service with the Company.

In the event of a Change of Control (as defined in the LTIP) prior to the measurement date for the applicable award, the number of shares earned will be determined on the date of such Change of Control based on the price per share paid in connection with the Change of Control, and the shares earned in connection with such Change of Control will (i) with respect to the 2018 PSU award, become vested on the date of such Change of Control and settled as soon as practicable but in no event later than 5 business days following the date of the Change of Control and (ii) with respect to the 2019 PSU award, a pro-rated number of such shares earned in connection with a Change of Control, based on the number of days Mr. Marano was employed between April 18, 2019 and the date of such Change of Control, will become vested on the date of such Change of Control and settled as soon as practicable but in no event later than 5 business days following the date of such Change of Control. In the event of a Qualifying Termination (as defined in the Marano Offer Letter), the number of shares earned pursuant to the PSU awards will be based on the average stock price for the 20 trading days immediately prior to the date of such termination. With respect to the 2018 PSU award, in the event of a Qualifying Termination (as defined in the Marano Offer Letter), Mr. Marano will receive the full amount of shares earned. With respect to the 2019 PSU award, in the event of a Qualifying Termination, Mr. Marano will be eligible to receive a pro-rated amount of the shares earned if such termination occurs between the first and second anniversaries of April 18, 2018.

In the event of termination of Mr. Marano’s employment by the Company without Cause or by Mr. Marano for Good Reason (as such terms are defined in the Marano Offer Letter), Mr. Marano will be entitled to a severance payment equal to 12 months of base salary plus target annual cash bonus on the date of termination, conditioned on Mr. Marano’s execution of a general release of claims and continued compliance with the Employee Covenants Agreement attached to the Marano Offer Letter.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017

The following table provides details about each outstanding equity award held by our named executive officers as of December 31, 2017. In connection with the effectiveness of our Prepackaged Plan, all outstanding equity awards were cancelled. The Board has adopted the Ditech Holding Corporation 2018 Equity Incentive Plan for awards to be made to employees, executives, and directors.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other rights that have not vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)(3)(4)
ANTHONY N. RENZI	9/12/16	—	—	—	—	116,958	98,245	—	—
GARY L. TILLETT	4/6/15	—	121,428	16.39	4/6/22	—	—	—	—
	4/6/15	—	—	—	—	6,101	5,142	—	—
	4/6/15	—	—	—	—	—	—	18,303	15,426
	7/8/16	48,930	97,859	2.89	7/8/26	—	—	—	—
	2/22/17	—	—	—	—	—	—	60,962	51,379
JEFFREY P. BAKER	—	—	—	—	—	—	—	—	—

(1) Stock options generally vest in three equal annual installments beginning on the first anniversary of the grant date.

2018 Proxy Statement	Ditech Holding Corporation	• 36

(2) Represents the portion of time-vesting RSU awards that had not vested as of December 31, 2017.

(3) Amounts reported are based on the closing price of our Common Stock on the NYSE as of December 29, 2017, the last trading day of the year, or $0.84, multiplied by the number of shares underlying the award.

(4) Represents performance shares. In accordance with FASB ASC Topic 718, performance shares awarded in 2016 were not assigned a grant date during 2016 and therefore not outstanding as of December 31, 2016. For 2015, represents performance shares that vest according to Relative TSR at the end of an approximately three-year performance period. In the table above, the number and market value of shares reflect threshold performance because actual performance during the performance periods that have elapsed through December 31, 2017 were below threshold.

OPTION EXERCISES AND STOCK VESTED IN 2017

The table below sets forth the number of shares of common stock acquired in 2017 upon the exercise of stock options and as a result of the vesting of RSUs awarded to our named executive officers, under our compensatory equity programs.

	Stock Awards(1)
Name	Number of Shares Acquired on Vesting(#)	Value Realized On Vesting($)(2)
ANTHONY N. RENZI	54,480	26,907
GARY L. TILLETT	22,602	54,519
JEFFREY P. BAKER	—	—

(1) Reflects vesting of RSUs, as further described below.

Name	Award	Number of Shares Acquired on Vesting	Date of Acquisition of Underlying Shares
ANTHONY N. RENZI	Sign-On Restricted Stock Units	58,480	9/12/2017
GARY L. TILLETT	Sign-On Restricted Stock Units	13,905	3/3/2017
	2014 Restricted Stock Units	2,595	3/24/2017
	2015 Restricted Stock Units	6,101	4/6/2017

(2) Reflects the aggregate market value of shares vested on the applicable vesting date(s) based on the closing market price of a share of our Common Stock on such date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

This “Potential Payments upon Termination or Change in Control” section describes potential payments and benefits that Mr. Baker, the only of our named executive officers for the fiscal year ended December 31, 2017 who is currently employed by the Company, was entitled to at such date under his employment agreement. Messrs. Renzi and Tillett were no longer employed by the Company as of February 2018. Information on the separation payments and benefits actually provided to Messrs. Renzi and Tillett under their respective separation arrangements, see “Termination Payments to Former Officers” below. For information regarding the payments to be made upon termination or change in control payable to Messrs. Renzi and Tillett under their respective employment agreements as previously in effect, refer to our proxy statement for the fiscal year ended December 31, 2016, filed with the SEC April 5, 2017. Capitalized terms used in this section and not otherwise defined have the meanings assigned to them in the applicable employment agreement, award agreement or plan.

Termination Payments to Former Officers

Mr. Tillett

On December 6, 2017, the Company and Gary Tillett entered into a Retirement Agreement and Release of Claims (the “Tillett Retirement Agreement”) pursuant to which Mr. Tillett retired as Chief Financial Officer effective February 9, 2018. Pursuant to the Tillett Retirement Agreement, the Company paid Mr. Tillett, subject to certain conditions specified therein, a lump sum cash payment of $500,000 on March 3, 2017. See “Employment and Other Arrangements”, above.

Mr. Renzi

Effective February 20, 2018, Anthony Renzi resigned from his positions as Chief Executive Officer and President of the Company. Mr. Renzi did not receive any additional payments related to his termination. See “Employment and Other Arrangements” above.

2018 Proxy Statement	Ditech Holding Corporation	• 37

Termination of Employment in General

In the event of a termination of employment for any reason, Mr. Baker would be entitled to receive payment for his earned but unpaid base salary through the date of termination of employment, plus any amounts he would be entitled to under the Severance Policy of the Company. Additionally, Mr. Baker would be entitled to receive payment for any accrued and frozen PTO balance as provided by the Company’s current policy.

Mr. Baker’s employment agreement does not provide any enhancement to severance payments, right or benefits in connection with a termination of employment for any reason following a Change in Control.

PROPOSAL NO. 2 – NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to approve, in an advisory, non-binding vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and related narrative discussion.

In considering their vote, we urge stockholders to review the information on the Company’s compensation policies and decisions regarding the named executive officers as well as the discussion regarding the Compensation and Human Resources Committee presented in this proxy statement.

This advisory resolution, commonly referred to as a say-on-pay resolution, is non-binding. Although this resolution is non-binding, the Board of Directors and the Compensation and Human Resources Committee value the opinions of our stockholders and will review and consider the voting results when making future compensation decisions for our named executive officers.

The language of the resolution is as follows:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed in the compensation tables and narrative discussion contained in this proxy statement, is hereby approved.”

The Board of Directors recommends that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2017.

2018 Proxy Statement	Ditech Holding Corporation	• 38

AUDIT

AUDIT COMMITTEE REPORT

The audited consolidated balance sheets of Ditech Holding and its subsidiaries as of December 31, 2017 and 2016 and the related consolidated statements of comprehensive loss, stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2017, are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017. The Audit Committee oversees the Company’s financial reporting process and the independent audit of the Company’s annual consolidated financial statements. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter at least annually.

Management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements, the financial reporting process, and internal control over financial reporting. Ernst & Young LLP (“Ernst & Young”), an independent registered certified public accounting firm engaged by the Audit Committee, is responsible for auditing the Company’s annual financial statements and expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles in the United States of America and on the Company’s internal control over financial reporting. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered certified public accounting firm, or independent auditor, retained to audit the Company’s financial statements, and exercises sole authority to approve all audit engagement fees and terms associated with the retention of such firm.

In performing its oversight function, the Audit Committee has:

◾	reviewed the audited financial statements for the fiscal year ending December 31, 2017 with the Company’s management, including a discussion of the quality, not merely the acceptability, of the accounting principles used, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

◾	reviewed with Ernst & Young its judgments as to the quality and acceptability of the Company’s accounting principles. Management and Ernst & Young have advised the Audit Committee that the Company’s audited consolidated financial statements were fairly stated in accordance with generally accepted accounting principles;

◾	discussed with Ernst & Young the matters required to be discussed by Public Company Accounting Oversight Board of Directors Auditing Standard No. 1301 “Communications with Audit Committees” and Rule 2-07 of SEC Regulation S-X;

◾	received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence; and

◾	discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee discussed with Ernst & Young, with and without management present, the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC.

This report is respectfully submitted by:

The Audit Committee

Samuel T. Ramsey, Chair
John R. Brecker
Neal P. Goldman

PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent registered certified public accounting firm, or independent auditor, retained to audit the Company’s financial statements, and exercises sole authority to approve all audit engagement fees and terms associated with the retention of such firm. In accordance with its charter, the Audit Committee intends to appoint the firm of Ernst & Young to be the Company’s independent auditor for the fiscal year ending December 31, 2018, subject to the Audit Committee and Ernst & Young agreeing on a mutually acceptable engagement letter.

2018 Proxy Statement	Ditech Holding Corporation	• 39

Although submission of this matter to stockholders is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of Ernst & Young to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered certified public accounting firm. In the event of a negative vote, the Audit Committee will reconsider its appointment of Ernst & Young.

Before determining to reappoint Ernst & Young as the independent auditor, the Audit Committee carefully considered that firm’s qualifications to serve as the independent auditor for the Company. Factors considered included, without limitation, the length of time that Ernst & Young has been engaged by the Company, the impact of rotating the Company’s independent auditor, the quality of the Audit Committee’s ongoing discussions with Ernst & Young, a review of Ernst & Young’s and the lead audit partner’s performance in prior years, a review of non-audit services provided and fees paid to Ernst & Young and the firm’s reputation for integrity and competence in the fields of accounting and auditing. In conjunction with the mandated rotation of the lead engagement partner, the Audit Committee and its chairman are directly involved in the selection of Ernst & Young’s lead engagement partner. In addition, Ernst & Young (or its predecessors) has served as the Company’s independent auditor since 2006.

The Audit Committee has expressed satisfaction with Ernst & Young in the above respects, and believes that the continued retention of Ernst & Young to serve as the Company’s independent auditor and the continued service of the lead audit partner is in the best interests of the Company. Nonetheless, the Audit Committee reserves the right to select a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders, even if Ernst & Young’s appointment is ratified by the stockholders.

For a discussion of audit and non-audit fees paid to Ernst & Young in 2017 and 2016, see “Independent Auditor’s Fees” below. For a discussion of the Audit Committee’s policy on pre-approval of audit and permissible non-audit services, see “Procedures for Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor” below.

Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from stockholders attending the meeting and to make a statement if they desire.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Ernst & Young as independent registered public accounting firm for 2018.

INDEPENDENT AUDITOR’S FEES

The following table describes fees for services rendered by Ernst & Young, the Company’s principal accountant, for the years ended December 31, 2017 and 2016. The Audit Committee is involved in the negotiations related to the fees paid to Ernst & Young. For the years ended December 31, 2017 and 2016, all audit-related, tax and other fees for services provided by Ernst & Young to the Company and disclosed in the table below were reviewed and pre-approved by the Audit Committee in accordance with its charter.

	2017	2016

Audit Fees(1)	$8,043,000	$7,235,311
Audit-Related Fees(2)	410,000	476,574
Tax Fees(3)	235,840	241,754
All Other Fees(4)	—	180,000
Total Fees	$8,688,840	$8,133,639

(1) Audit Fees include the aggregate fees billed for professional services rendered for the audits of the Company’s consolidated financial statements included in Form 10-K filings for the fiscal years 2017 and 2016, for reviews of the Company’s quarterly consolidated financial statements included in Form 10-Q filings during fiscal years 2017 and 2016, and for services that are normally provided by the independent registered certified public accounting firm in connection with statutory and regulatory filings for the relevant years.

(2) Audit-Related Fees includes the aggregate fees billed in each of the last two fiscal years for assurance and related services performed by the independent registered certified public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for the other attest engagements under professional auditing standards and accounting consultations.

(3) Tax Fees include the aggregate fees billed for tax compliance services.

(4) All Other Fees for 2016 include fees paid for certain information security control testing procedures.

2018 Proxy Statement	Ditech Holding Corporation	• 40

PROCEDURES FOR AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

Consistent with SEC policies regarding auditor independence and under its charter, the Audit Committee is responsible for pre-approving all audit services (which may entail providing comfort letters in connection with securities underwritings) and all permissible non-audit services provided by the independent auditor. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decision to the full Audit Committee at its next scheduled meeting.

2018 Proxy Statement	Ditech Holding Corporation	• 41

ADDITIONAL INFORMATION

HOUSEHOLDING OF STOCKHOLDER DOCUMENTS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to 2 or more stockholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding”, reduces the volume of duplicate information received at households and helps to reduce costs. While the Company does not household, a number of brokerage firms with account holders who are Ditech Holding stockholders have instituted householding. Once a stockholder has consented or receives notice from his or her broker that the broker will be householding materials to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent. If your Notice of Internet Availability or your Annual Report and proxy statement, as applicable, have been househeld and you wish to receive separate copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, you may notify your broker. You can also request prompt delivery of a copy of the Proxy Materials by contacting our Secretary at 3000 Bayport Drive, Suite 860, Tampa, FL 33607.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

If any stockholder wishes to propose a matter for consideration at our 2019 annual meeting of stockholders, the proposal should be mailed by certified mail return receipt requested, to our Secretary, at the Company’s principal executive office located at 3000 Bayport Drive, Suite 860, Tampa, FL 33607. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2019 annual meeting proxy statement and form of proxy to be made available in March or April 2019, a proposal must be received by our Secretary on or before December 6, 2018. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

Our Bylaws require timely notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our Secretary must be received at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Therefore, to be presented at our 2019 annual meeting of stockholders, such a proposal must be received on or after November 6, 2018, but not later than 5:00 p.m., Eastern Time, on December 6, 2018. Notwithstanding the foregoing, in the event that the date of the annual stockholders meeting to be held in 2019 is advanced or delayed by more than 30 days from the first anniversary of the date of this year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made.

Our Bylaws, which have other informational requirements that must be followed in connection with submitting director nominations and any other business for consideration at a stockholders meeting, are posted on the Corporate Governance section of our website at www.ditechholding.com. Any such submissions will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. The proxy solicited by the Board of Directors for the 2019 annual meeting of stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

Our Bylaws are posted on the Corporate Governance section of our website at www.ditechholding.com. To make a submission or to request a copy of our Bylaws, stockholders should contact our Secretary at 3000 Bayport Drive, Suite 860, Tampa, FL 33607.

ABOUT DITECH HOLDING

Ditech Holding is organized under the laws of Maryland and maintains its principal executive office in Pennsylvania at 1100 Virginia Drive, Suite 100, Fort Washington, PA 19034. Our telephone number at such office is (844) 714-8603. You may contact our Investor Relations Group by telephone at (813) 421-7694; by e-mail at investorrelations@ditech.com; or by mail at Ditech Holding Corporation, Attn: Investor Relations, 3000 Bayport Drive, Suite 860, Tampa, FL 33607.

Our website address is www.ditechholding.com. We use our website as a channel of distribution for Company information. We make available free of charge on the Investor Relations section of our website (http://investor.ditechholding.com/) our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC pursuant to section 13(a) or 15(d) of the Exchange Act.

2018 Proxy Statement	Ditech Holding Corporation	• 42

We also make available other reports filed with or furnished to the SEC under the Exchange Act through our website, including our proxy statements and reports filed by officers and directors under section 16(a) of the Exchange Act, as well as our Code of Conduct, our Corporate Governance Guidelines and the charters of each of the Board of Directors’ standing committees. You may request any of these materials and information in print free of charge by contacting our Investor Relations Group at Ditech Holding Corporation, Attn: Investor Relations, 3000 Bayport Drive, Suite 860, Tampa, FL 33607. We do not intend for information contained on our website to be part of this proxy statement.

You also may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549, USA. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1 (800) SEC-0330 (1-800-732-0330). The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers, including Ditech Holding, that file electronically with the SEC.

FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” “targets,” or other similar expressions. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described under the caption “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in our other filings with the SEC. Our forward-looking statements speak only as of the date of this proxy statement or as of the date they are made, and we make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws.

April 27, 2018

2018 Proxy Statement	Ditech Holding Corporation	• 43

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site DITECH HOLDING CORPORATION and follow the instructions to obtain your records and to create an electronic 1100 VIRGINIA DRIVE, SUITE 100 voting instruction form. FORT WASHINGTON, PA 19034 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E47129-P08428 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION DITECH HOLDING CORPORATION Proposals to be voted on by the holders of the Company’s Preferred Stock are listed below. The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1 and FOR proposals 2 and 3: 1. Election of Directors. Nominees: For Withhold 1a. Thomas F. Marano ! ! 1b. Thomas G. Miglis ! ! 1c. Samuel T. Ramsey ! ! For Against Abstain 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2017. ! ! ! 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. ! ! ! The above proposals are described in greater detail in the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting or any postponement or adjournment thereof. Yes No Please indicate if you plan to attend this meeting. ! ! Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2018: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. E47130-P08428 DITECH HOLDING CORPORATION Annual Meeting of Stockholders, June 7, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of preferred stock, $0.01 par value per share, of Ditech Holding Corporation, a Maryland corporation (the “Company”), does hereby appoint Thomas F. Marano and John J. Haas, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to attend the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Express, 432 Pennsylvania Avenue, Fort Washington, Pennsylvania 19034, on June 7, 2018, at 9:00 a.m. local time, or any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting on the following proposals and in their discretion on such other business as may properly come before such meeting, and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges the receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, BUT THE PROXY IS SIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side

VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site DITECH HOLDING CORPORATION and follow the instructions to obtain your records and to create an electronic 1100 VIRGINIA DRIVE, SUITE 100 voting instruction form. FORT WASHINGTON, PA 19034 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E47131-P08428 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DITECH HOLDING CORPORATION Proposals to be voted on by the holders of the Company’s Common Stock are listed below. The Board of Directors recommends you vote FOR proposals 2 and 3: For Against Abstain 2. Approval, on a non-binding, advisory basis, of the compensation of our named executive officers for 2017. ! ! ! 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2018. ! ! ! The above proposals are described in greater detail in the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Annual Meeting or any postponement or adjournment thereof. Yes No Please indicate if you plan to attend this meeting. ! ! Please sign your name here exactly as it appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer or other similar capacity, so indicate. If the owner is a corporation, an authorized officer should sign for the corporation and state his or her title. If shares are held in more than one capacity, this Proxy shall be deemed valid for all shares held in all capacities. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 7, 2018: The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com. E47132-P08428 DITECH HOLDING CORPORATION Annual Meeting of Stockholders, June 7, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of common stock, $0.01 par value per share, of Ditech Holding Corporation, a Maryland corporation (the “Company”), does hereby appoint Thomas F. Marano and John J. Haas, and each of them, as due and lawful attorneys-in-fact (each of whom shall have full power of substitution), to attend the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Express, 432 Pennsylvania Avenue, Fort Washington, Pennsylvania 19034, on June 7, 2018, at 9:00 a.m. local time, or any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting on the following proposals and in their discretion on such other business as may properly come before such meeting, and otherwise to represent the undersigned at such meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges the receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, BUT THE PROXY IS SIGNED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. Continued and to be signed on reverse side